                                                                    EXHIBIT 4.15

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                        CONNECTICUT DEVELOPMENT AUTHORITY

                                       TO

                         U.S. BANK NATIONAL ASSOCIATION,

                                   AS TRUSTEE

                             ----------------------
                               INDENTURE OF TRUST
                             ----------------------

                           DATED AS OF OCTOBER 1, 2003

                        CONNECTICUT DEVELOPMENT AUTHORITY
               $14,930,000 WATER FACILITIES REFUNDING REVENUE BONDS
             (THE CONNECTICUT WATER COMPANY PROJECT - 2003C SERIES)

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                                TABLE OF CONTENTS

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                                                                                                                 Page
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
Parties and Preambles....................................................................................         1
Form of Bond.............................................................................................         4
                                                     ARTICLE I
                                           DEFINITIONS AND INTERPRETATION
   Section 1.1. Definitions..............................................................................        13
   Section 1.2. Interpretation...........................................................................        21
                                                     ARTICLE II
                                     AUTHORIZATION, TERMS AND ISSUANCE OF BONDS
   Section 2.1. Authorization for Indenture..............................................................        23
   Section 2.2. Authorization and Obligation of Bonds....................................................        23
   Section 2.3. Issuance and Terms of the Bonds..........................................................        23
   Section 2.4. Redemption of Bonds......................................................................        26
   Section 2.5. Execution and Authentication of Bonds....................................................        27
   Section 2.6. Delivery of Bonds........................................................................        28
   Section 2.7. No Additional Bonds......................................................................        28
                                                    ARTICLE III
                                       GENERAL TERMS AND PROVISIONS OF BONDS
   Section 3.1. Date of Bonds............................................................................        29
   Section 3.2. Form and Denominations...................................................................        29
   Section 3.3. Legends..................................................................................        29
   Section 3.4. Medium of Payment........................................................................        29
   Section 3.5. Bond Details.............................................................................        29
   Section 3.6. Interchangeability, Transfer and Registry................................................        29
   Section 3.7. Bonds Mutilated, Destroyed, Stolen or Lost...............................................        30
   Section 3.8. Cancellation and Destruction of Bonds....................................................        30
   Section 3.9. Requirements With Respect To Transfers...................................................        30
   Section 3.10.Registrar................................................................................        31
   Section 3.11.Payment Procedure Pursuant to the Bond Insurance Policy..................................        31
                                                     ARTICLE IV
                                   APPLICATION OF BOND PROCEEDS AND OTHER AMOUNTS
   Section 4.1. Accrued Interest.........................................................................        33
   Section 4.2. Bond Proceeds............................................................................        33
   Section 4.3. Borrower Contribution....................................................................        33
                                                     ARTICLE V
                                          CUSTODY AND INVESTMENT OF FUNDS
   Section 5.1. Creation of Funds........................................................................        34
   Section 5.2. Refunding Fund...........................................................................        34
   Section 5.3. Debt Service Fund........................................................................        35
   Section 5.4. Rebate Fund..............................................................................        36
   Section 5.5. Renewal Fund.............................................................................        36
   Section 5.6. Investment of Funds and Accounts.........................................................        36
   Section 5.7. Non-presentment of Bonds.................................................................        37
                                                     ARTICLE VI
                                                REDEMPTION OF BONDS
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
Section 6.1. Privilege of Redemption and Redemption Price.............................................        38
Section 6.2. Selection of Bonds to be Redeemed........................................................        38
Section 6.3. Notice of Redemption.....................................................................        38
Section 6.4. Payment of Redeemed Bonds................................................................        38
Section 6.5. Notice to Authority and Borrower of Deceased Bondholder Redemption.......................        39
Section 6.6. Cancellation of Redeemed Bonds...........................................................        39
                                                    ARTICLE VII
                                                PARTICULAR COVENANTS
Section 7.1. No Pecuniary Liability on Authority or Officers..........................................        40
Section 7.2. Payment of Principal, Redemption Price, if any, and Interest.............................        40
Section 7.3. Performance of Covenants.................................................................        40
Section 7.4. Further Assurances.......................................................................        40
Section 7.5. Inspection of Project Books..............................................................        40
Section 7.6. Rights under Financing Documents.........................................................        41
Section 7.7. Creation of Liens, Indebtedness..........................................................        41
Section 7.8. Recording and Filing.....................................................................        41
                                                    ARTICLE VIII
                                              REMEDIES OF BONDHOLDERS
Section 8.1. Events of Default; Acceleration of Due Dates.............................................        42
Section 8.2. Enforcement of Remedies..................................................................        42
Section 8.3. Application of Revenue and Other Moneys After Default....................................        44
Section 8.4. Actions by Trustee.......................................................................        44
Section 8.5. Majority Bondholders Control Proceedings.................................................        45
Section 8.6. Individual Bondholder Action Restricted..................................................        45
Section 8.7. Effect of Discontinuance of Proceedings..................................................        45
Section 8.8. Remedies Not Exclusive...................................................................        45
Section 8.9. Delay or Omission Upon Default...........................................................        45
Section 8.10.Notice of Default........................................................................        46
Section 8.11.Waivers of Default.......................................................................        46
                                                     ARTICLE IX
                                             TRUSTEE AND PAYING AGENTS
Section 9.1. Appointment and Acceptance of Duties.....................................................        47
Section 9.2. Indemnity................................................................................        47
Section 9.3. Responsibilities of Trustee..............................................................        47
Section 9.4. Compensation.............................................................................        48
Section 9.5. Evidence on Which Trustee May Act........................................................        48
Section 9.6. Evidence of Signatures of Owners of the Bonds and Ownership of Bonds.....................        49
Section 9.7. Trustee and any Paying Agent, May Deal in Bonds and With Borrower........................        49
Section 9.8. Resignation or Removal of Trustee........................................................        49
Section 9.9. Successor Trustee........................................................................        50
Section 9.10.Appointment and Responsibilities of Paying Agent.........................................        51
Section 9.11.Resignation or Removal of Paying Agent; Successors.......................................        51
Section 9.12.Monies Held for Particular Bonds.........................................................        52
Section 9.13.Continuation Statements..................................................................        52
Section 9.14.Obligation to Report Defaults............................................................        52
Section 9.15.Payments Due on non-Business Day.........................................................        52
Section 9.16.Appointment of Co-Trustee................................................................        52
Section 9.17.Project Description......................................................................        53
                                                     ARTICLE X
                                              AMENDMENTS OF INDENTURE
Section 10.1. Limitation on Modifications.............................................................        54
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
Section 10.2. Supplemental Indentures Without Consent of Owners of the Bonds..........................        54
Section 10.3. Supplemental Indentures With Consent of Owners of the Bonds.............................        55
Section 10.4. Supplemental Indenture Part of the Indenture............................................        56
                                                     ARTICLE XI
                                         AMENDMENTS OF FINANCING DOCUMENTS
Section 11.1. Rights of Borrower......................................................................        57
Section 11.2. Amendments of Financing Documents Not Requiring Consent of Owners of the Bonds..........        57
Section 11.3. Amendments of Financing Documents Requiring Consent of Owners of the Bonds..............        57
                                                    ARTICLE XII
                                               DISCHARGE OF INDENTURE
Section 12.1. Defeasance..............................................................................        58
                                                    ARTICLE XIII
                                                 GENERAL PROVISIONS
Section 13.1. Notices.................................................................................        59
Section 13.2. Covenant Against Discrimination.........................................................        59
Section 13.3. Rights of Bond Insurer..................................................................        59
Section 13.4. Bond Insurer Consent....................................................................        60
Section 13.5. Notices to the Bond Insurer.............................................................        60
Section 13.6. Parties Interested Herein...............................................................        60
Section 13.7. Bond Insurer as Third Party Beneficiary.................................................        60
Section 13.8. Effective Date; Counterparts............................................................        60
Section 13.9. Date for Identification Purposes Only...................................................        60
Section 13.10. Separability of Invalid Provisions.....................................................        60

         THIS INDENTURE OF TRUST, made and dated as of October 1, 2003, by and between the CONNECTICUT DEVELOPMENT AUTHORITY, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States of America, with a corporate trust office located in Hartford, Connecticut, as Trustee,

                                WITNESSETH THAT:

         WHEREAS, the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23yy, as amended (the "Act"), declares that there is a continuing need in the State (1) for industrial development and activity to provide and maintain employment and tax revenues and to control, abate and prevent pollution to protect the public health and safety, (2) for the development of recreation facilities to promote tourism, provide and maintain employment and tax revenues, and promote the public welfare, (3) for the development of commercial and retail sales and service facilities in urban areas to provide and maintain construction and permanent employment and tax revenues, to improve conditions of deteriorated physical development, slow economic growth and eroded financial health of the public and private sectors in urban areas and to revitalize the economy of urban areas, and (4) for assistance to public service businesses providing transportation and utility services in the State, and that the availability of financial assistance and suitable facilities are important inducements to industrial and commercial enterprises to remain or locate in the State and to provide industrial, recreation, urban and public service projects; and

         WHEREAS, the Act provides that (1) the term "project" as used therein means any facility, plant, works, system, building, structure, utility, fixture or other real property improvement located in the State, and the land on which it is located or which is reasonably necessary in connection therewith, which is of a nature or which is to be used or occupied by any person for purposes which would constitute it as an economic development project, recreation project, urban project, public service project or health care project, and any real property improvement reasonably related thereto, and (2) a project may also include or consist exclusively of machinery, equipment or fixtures; and

         WHEREAS, the Act provides that the Authority shall have power to determine the location and character of, and extend credit or make loans to any person for the planning, designing, acquiring, improving and equipping of, a project which may be secured by loan, lease or sale agreements, contracts and other instruments, upon such terms and conditions as the Authority shall determine to be reasonable, to require the inclusion in any contract, loan agreement or other instrument of such provisions for the construction, use, operation, maintenance and financing of the project as the Authority may deem necessary or desirable, to issue its bonds for such purposes, subject to the approval of the Treasurer of the State, and, as security for the payment of the principal or redemption price, if any, of and interest on any such bonds, to pledge or assign such a loan, lease or sale agreement and the revenues and receipts derived by the Authority from such a project; and

         WHEREAS, the Authority has heretofore issued and sold $15,000,000 of its Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 1992 Series) ($14,640,000 of which were outstanding as of the date of this Indenture) (the "Prior Obligations"), the proceeds of which were used to refund in full the Authority's Water Facilities Revenue Bonds (The Connecticut Water Company Project - 1987 Series), the proceeds of which were used to finance various capital improvements constituting a portion of the Borrower's existing water system (the "Project"); and

         WHEREAS, the Authority has by a resolution adopted on June 18, 2003 authorized the issuance of $8,000,000 principal amount of its Water Facilities Refunding Revenue Bonds (The Connecticut Water Company - 2003C Series) for the purpose of refunding in full the Prior Obligations; and

         WHEREAS, the Authority has determined that the issuance, sale and delivery of the Bonds, as hereinafter provided, is needed to refinance the cost of the Project, and concurrently herewith the Authority and the Borrower have entered into a Loan Agreement, dated as of October 1, 2003, providing for a loan by the Authority to the Borrower for such purpose in an amount equal to the principal amount of the Bonds; and

         WHEREAS, the Connecticut Department of Public Utility Control (the "DPUC") has approved the issuance of the Note; and

         WHEREAS, the Bonds shall be special obligations of the Authority, payable solely out of the revenues and other receipts, funds or monies derived by the Authority under the Agreement or the Indenture and from any amounts otherwise available under this Indenture for the payment of the Bonds; and

         WHEREAS, the Bonds are to be originally issued as fully registered bonds and such Bonds and the Trustee's certificate of authentication to be endorsed thereon shall be in substantially the following form, with appropriate variations, omissions and insertions as permitted or required by this Indenture, to wit:

                                 [FORM OF BOND]

No. R-                                                                   $

         NEITHER THE STATE OF CONNECTICUT NOR ANY MUNICIPALITY THEREOF IS OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF CONNECTICUT NOR ANY MUNICIPALITY THEREOF IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL, PREMIUM, IF ANY, OF OR INTEREST ON THIS BOND.

         XL CAPITAL ASSURANCE INC. (THE "BOND INSURER"), NEW YORK, NEW YORK, HAS DELIVERED ITS MUNICIPAL BOND INSURANCE POLICY (THE "BOND INSURANCE POLICY") WITH RESPECT TO THE SCHEDULED PAYMENTS DUE OF PRINCIPAL OF, AND INTEREST ON, THIS BOND TO U.S. BANK NATIONAL ASSOCIATION OR ITS SUCCESSOR, AS PAYING AGENT FOR THE BONDS (THE "PAYING AGENT"). SAID BOND INSURANCE POLICY IS ON FILE AND AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE PAYING AGENT AND A COPY THEREOF MAY BE OBTAINED FROM THE BOND INSURER OR THE PAYING AGENT.

                        CONNECTICUT DEVELOPMENT AUTHORITY
                     WATER FACILITIES REFUNDING REVENUE BOND
             (THE CONNECTICUT WATER COMPANY PROJECT - 2003C SERIES)

BOND DATE:  October 1, 2003

MATURITY DATE:  September 1, 2022

INTEREST PAYMENT DATES:  March 1 and September 1

INTEREST RATE:  %

REGISTERED OWNER:  CEDE & CO.

PRINCIPAL AMOUNT:  $14,930,000.00***

CUSIP NUMBER:

         CONNECTICUT DEVELOPMENT AUTHORITY (the "Authority"), a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut (the "State"), for value received, hereby promises to pay to the REGISTERED OWNER or registered assigns, on the MATURITY DATE, solely from the sources and in the manner hereinafter provided, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT and in like manner to pay interest on the unpaid principal balance thereof until the Authority's obligation with respect to the payment of such sum shall be discharged. Interest shall be payable (computed on the basis of a 360-day year consisting of twelve 30-day months) from the most recent INTEREST PAYMENT DATE, to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND at the INTEREST RATE per annum, payable semi-annually on the INTEREST PAYMENT DATES until the date on which this bond becomes due, whether at maturity or by acceleration or redemption. From and after that date, any unpaid principal will bear interest at the same rate until paid or duly provided for.

         Payment of Principal and Interest. The principal and premium, if any, of this Bond is payable to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the corporate trust office of U.S. Bank National Association, as Paying Agent (with its successors, the "Paying Agent"). Interest is payable by check or draft mailed by the Paying Agent to the REGISTERED OWNER of this bond (or of one or more predecessor or successor Bonds (as defined below)), determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent. If any payment, redemption or maturity date for principal, premium or interest shall not be a Business Day then the payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date. Payment shall be in any coin or currency of the United States of America, which, on the respective dates of payment thereof, is legal tender for the payment of public and private debts.

         The record date for payment of interest is the first day of the month in which the interest is to be paid, provided that, with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee (as defined below) may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the registered owners of the Bonds (the "Bondholders") at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority and the Trustee that it has mailed such notice to all Bondholders, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

         Authorization and Purpose. This bond is one of an authorized issue of Bonds of the Authority in the aggregate principal amount of $8,000,000 designated: Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2003A Series) (the "Bonds") which are issued for the purpose of refunding in full the Authority's $8,000,000 aggregate principal amount of Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project
- 1993 Series) (the "Prior Obligations"), which were issued for the purpose of refunding in full the Authority's Water Facilities Revenue Bonds (The Connecticut Water Company Project - 1983 Series), which were issued for the purpose of financing various capital improvements constituting a portion of the Borrower's existing water system (the "Project"), for the benefit of The Connecticut Water Company (the "Borrower"), a corporation organized and existing under the laws of the State of Connecticut, and paying necessary expenses incidental thereto. The Bonds are issued pursuant to the State Commerce Act, constituting Connecticut General Statutes, Sections 32-1a through 32-23yy, as amended, a resolution adopted by the Authority on June 18, 2003 and an Indenture of Trust, dated as of October 1, 2003 (which Indenture as from time to time amended and supplemented is herein referred to as the "Indenture"), duly executed and delivered by the Authority to U.S. Bank National Association, as trustee (with its successors, the "Trustee"), and are equally and ratably secured by and entitled to the protection of the Indenture, which is on file in the office of the Trustee.

         Pledge and Security. Pursuant to the Indenture, the Authority has assigned to the Trustee all of its right, title and interest in and to a Loan Agreement, dated as of October 1, 2003, as it may be amended or supplemented from time to time (the "Agreement"), between the Authority and the Borrower, and the Note evidencing the Borrower's obligations under the Agreement (except for certain enforcement and indemnification rights which are reserved in the Indenture), including all rights to receive loan payments sufficient to pay the principal or premium if any, of and interest and all other amounts due on the Bonds as the same become due, to be made by the Borrower pursuant to the Agreement. The Agreement sets forth the terms and conditions under which the Authority will provide for the refinancing of the Project and under which the Borrower will use and occupy the Project and make loan payments to the Authority in such amounts as are necessary to pay the principal of, premium if any, and interest on the Bonds. Reference is hereby made to the Indenture for the definition of any capitalized word or term used but not defined herein and for a description of the property pledged, assigned and otherwise available for the payment of the Bonds, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the owners of the Bonds, and the terms upon which the Bonds are issued and secured, and the holders of the Bonds are deemed to assent to the provisions of the Indenture by the acceptance of this bond.

         Event of Default. In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may be declared due and payable in the manner and with the effect provided in the Indenture.

         General Optional Redemption. The Bonds are subject to redemption prior to maturity from time to time pursuant to the Indenture at the option of the Authority, which option shall be exercised at the direction of the Borrower, as a whole or in part on any date on or after December 15, 2008, at the Redemption Price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date.

         Extraordinary Optional Redemption. In addition, at the option of the Authority, which option shall be exercised upon the giving of notice by the Borrower of its intention to prepay amounts due under the Agreement, the Bonds are subject to redemption prior to maturity as a whole on any date at a Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, if any one or more of the events of casualty to or condemnation of the Project or change in law or certain economic events affecting the Project specified in subsection 8.1(B) of the Agreement shall have occurred, as evidenced in each case by the filing of a certificate of an Authorized Representative of the Borrower.

         Mandatory Taxability Redemption. In the event of a Determination of Taxability, the Bonds shall be redeemed on any day selected by the Borrower that is not more than 180 days after the occurrence of such Determination of Taxability as provided in the Indenture, at the Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Borrower delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption.

         Deceased Bondholder Redemptions. For purposes of this section only, the owner of a Bond shall mean the Beneficial Owner of said Bond so long as the Book-Entry Only System shall be in effect.

         Notwithstanding the foregoing redemption provisions, the estate of, successor in interest to and, in the case of jointly held Bonds (whether by joint tenancy, tenancy in common or tenancy by the entirety) any surviving joint owner may, within two years of the date of death of a deceased owner, request the redemption of Bonds of which such deceased owner on the date of his or her death was an owner or joint owner ("Deceased Owner Bonds"), and the Authority will redeem such Bonds within 60 days of receipt by the Trustee of such request at a Redemption Price of 100% of the principal amount thereof plus accrued interest to the date of redemption in the manner and as provided in Article VI of the Indenture, subject to the following limitations: (i) the Authority shall not be obligated to redeem any Deceased Owner Bonds prior to September 1, 2005:
(ii) the maximum aggregate principal amount of Deceased Owner Bonds that the Authority shall be required to redeem during each 12-month period commencing September 1, 2005 and each September 1 thereafter through maturity of the Bonds is $450,000; (iii) during any such 12-month period, the Authority shall not be required to redeem in excess of $25,000 aggregate principal amount of Deceased Owner Bonds with respect to any one deceased owner, and (iv) such Deceased Owner Bonds had been held by such owner for at least six months prior to his or her death. A request for redemption of Deceased Owner Bonds shall be made by the executor of the estate of or successor in interest to the deceased owner or, in the case of jointly owned Bonds, by any joint owner surviving the deceased owner, in writing, in form satisfactory to the Trustee, signed by the person requesting redemption or such person's legal representative, with such signature guarantees, evidences of due authorization to make such request for redemption, evidence of death of the deceased owner and ownership of such Bond(s) at the time of death, evidence of tax waivers and such other evidence as the Trustee may require under the Indenture. A request for redemption shall specify the Bonds to be redeemed. Subject to the limitations herein provided, requests for redemption shall be accepted and honored by the Trustee in the order of receipt of such requests by the Trustee. Upon the receipt by the requesting party of notice from the Trustee in accordance with Article VI of the Indenture that the Bonds with respect to which a request for redemption has been made are eligible for redemption and shall be redeemed, such Bonds shall be tendered to the Trustee no later than the date set for redemption. Any request for redemption may be withdrawn at any time prior to the Trustee's sending notice of redemption pursuant to the Indenture; after notice of redemption is sent, a request for redemption is irrevocable.

         Selection of Bonds to be Redeemed. If less than all of the Outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Indenture.

         Notice of Redemption. In the event this bond is selected for redemption, notice (which notice may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and which notice shall be of no effect unless such moneys are so received on or before such date) will be mailed no more than forty-five (45) days nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

         If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

         Notice of redemption having been duly mailed, and moneys for the redemption having been deposited with the Paying Agent, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

         Transfer of Bonds. This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

         Amendment of Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Authority and the rights of the owners of the Bonds at any time by the Authority with the consent of the Bond Insurer, unless the Bond Insurer is in default under the Bond Insurance Policy, in which case such amendment shall require the consent of the owners of not less than 51% in aggregate principal amount of the Bonds at the time outstanding thereunder. Any such consent shall be conclusive and binding upon each such owner and upon all future owners of each Bond and of any such Bond issued upon the transfer thereof, whether or not notation of such consent is made thereon. The Indenture also permits the amendment thereof by the Authority but without the consent of the owners of the Bonds or the Bond Insurer for certain specified purposes.

         Limitation on Bondholder Enforcement Rights. The owner of this bond shall have no right to enforce the provisions of the Indenture, to institute action to enforce the provisions and covenants thereof or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. Anything in the Indenture to the contrary notwithstanding, upon the occurrence and continuance of an Event of Default under the Indenture, so long as the Bond Insurance Policy is in effect and the Bond Insurer is not in default thereunder, the Bond Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the holders of the Bonds or the Trustee for the benefit of the holders of the Bonds under the Indenture.

         Special Obligations of the Authority. This bond and the issue of which it forms a part are special obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys of the Authority pledged under the Indenture and from any amounts otherwise available under the Indenture for the payment of the Bonds. Neither the State nor any municipality thereof shall be obligated to pay the principal or redemption price, if any, of or interest on this bond and neither the faith and credit nor taxing power of the State or any municipality thereof is pledged to such payment. The Bonds do not now and shall never constitute a debt or liability of the State or any municipality thereof or bonds issued or guaranteed by either of them within the meaning of any constitutional or statutory limitation.

         Estoppel Clause. This bond is issued pursuant to and in full compliance with the Constitution and laws of the State. It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of this bond do exist, have happened and have been performed in due time, form and manner as required by law and that the issuance of this bond and of the issue of which it forms a part, together with all other obligations of the Authority, do not exceed or violate any constitutional or statutory limitation.

         NEITHER THE AUTHORITY, THE TRUSTEE NOR ANY PAYING AGENT WILL HAVE ANY RESPONSIBILITY OR OBLIGATION TO PARTICIPANTS, TO INDIRECT PARTICIPANTS OR TO ANY BENEFICIAL OWNER WITH RESPECT TO (I) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY, ANY PARTICIPANT, OR ANY INDIRECT PARTICIPANT; (II) THE PAYMENT BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY PARTICIPANT OR INDIRECT PARTICIPANT OF ANY AMOUNT WITH RESPECT TO THE PRINCIPAL OF, OR PREMIUM, IF ANY, OR INTEREST ON THE BONDS; (III) THE SELECTION BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OR ANY DIRECT OR INDIRECT PARTICIPANT OF ANY PERSON TO RECEIVE PAYMENT IN THE EVENT OF A PARTIAL REDEMPTION OF THE BONDS; (IV) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY AS BONDHOLDER; OR (V) THE DELIVERY TO ANY PARTICIPANT, OR INDIRECT PARTICIPANT, BENEFICIAL OWNER OR OTHER PERSON OTHER THAN DTC OR ANY SUCCESSOR SECURITIES DEPOSITORY OF ANY NOTICE WITH RESPECT TO THE BONDS, INCLUDING BUT NOT LIMITED TO, ANY NOTICE OF REDEMPTION.

         No Personal Liability. Neither the officers, directors or employees of the Authority or the Trustee nor any person executing this bond shall be liable personally or be subject to any personal liability or accountability by reason of the issuance hereof.

         Authentication. This bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Paying Agent.

         Authorized Denomination. The Bonds are issuable only in fully registered form in denominations of $5,000 or any multiple thereof.

         Persons Deemed Owners. The Authority, the Trustee, the Paying Agent and the Borrower may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

         IN WITNESS WHEREOF, the CONNECTICUT DEVELOPMENT AUTHORITY has caused this Bond to be executed in its name by the manual or facsimile signature of its Authorized Representative.

                                         CONNECTICUT DEVELOPMENT AUTHORITY

                                         By ____________________________________
                                            Authorized Representative

                     [FORM OF CERTIFICATE OF AUTHENTICATION]
                          CERTIFICATE OF AUTHENTICATION

         This bond is one of the Bonds of the issue described in the within mentioned Indenture.

Date of Registration:

                                        U.S. BANK NATIONAL ASSOCIATION, Trustee

                                        By _____________________________ [,or
                                           Authorized Signature

                                           U.S. BANK NATIONAL ASSOCIATION,
                                           Paying Agent

                                        By _____________________________
                                           Authorized Signature]

                              [FORM OF ASSIGNMENT]

                                   ASSIGNMENT

         For value received the undersigned sells, assigns and transfers this bond to

________________________________________________________________________________

(Name and Address of Assignee)

________________________________________________________________________________

Social Security or Other Identifying Number of Assignee

and irrevocably appoints __________________________________ attorney-in-fact to transfer it on the books kept for registration of the bond, with full power of substitution.

________________________________________________________________________________

NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

_____________________________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By: _________________________________________________
    Authorized Signature

                              [END OF FORM OF BOND]

         WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Authority according to the import thereof, and to constitute this Indenture a valid pledge of revenues to the payment of the principal or Redemption Price, if any, of and interest on the Bonds and all other amounts due in connection therewith and a valid assignment of the rights of the Authority (except as stated below) under the Agreement and the Note have been done and performed, and the creation, execution and delivery of this Indenture and the creation, execution and issuance of the Bonds subject to the terms hereof, have in all respects been duly authorized;

               NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS:

                                GRANTING CLAUSES

         That the Authority in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the holders and owners thereof, and of the sum of One Dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, Redemption Price, if any, and interest on the Bonds according to their tenor and effect and all other amounts due in connection therewith and the performance and observance by the Authority of all the covenants expressed or implied herein and in the Bonds, does hereby grant, bargain, sell, convey, pledge and assign unto, and grant a security interest in and to the Trustee, and unto its respective successors in trust, and to their respective assigns, forever, for the securing of the performance of the obligations of the Authority hereinafter set forth, the following:

                                       I.

         The Agreement and the Note (except to the extent to which any such document provides for the indemnification or the payment of expenses of the Authority, rights of the Authority to inspect the Project, receive notices and grant approvals) including all extensions and renewals of the term thereof, if any, together with all right, title and interest of the Authority therein, including, but without limiting the generality of the foregoing, the present and continuing right to claim, collect and receive any of the moneys, income, revenues, issues, profits and other amounts payable or receivable thereunder, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Authority is or may become entitled to do under the Agreement and the Note but reserving, however, to the Authority rights of the Authority under Sections 6.2, 6.4, 7.2(A)(2) and 7.3 of the Agreement upon the conditions therein set forth;

                                       II.

         All Funds and Accounts (except the Rebate Fund and the Refunding Fund) and moneys therein; and

                                      III.

         All moneys and securities from time to time held by the Trustee or the Paying Agent under the terms of this Indenture (except moneys and securities in the Rebate Fund and the Refunding Fund) and any and all other real or personal property of every name and nature concurrently herewith or from time to time hereafter by delivery or by writing of any nature conveyed, mortgaged, pledged, assigned or transferred as and for additional security hereunder by the Authority or by anyone in its behalf, or with its written consent, to the Trustee or the Paying Agent, which are hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

         TO HAVE AND TO HOLD all and singular the trust estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors and assigns in trust forever to its and their own proper use and behoof but:

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future holders and owners of the Bonds from time to time issued and to be issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds;

         PROVIDED, HOWEVER, that if the Authority, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, Redemption Price, if any, and interest on, the Bonds due or to become due thereon, and all other amounts due thereunder, at the times and in the manner mentioned in the Bonds according to their tenor, and shall cause the payments to be made on the Bonds as required under Article VII hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions of the Agreement, the Note and this Indenture, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, determine and be void; otherwise this Indenture to be and remain in full force and effect.

         THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the property, rights and interests, including, without limitation the loan payments and other amounts hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Authority has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective holders and owners of the Bonds as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

         SECTION 1.1. DEFINITIONS. As used in this Indenture:

         "Account" or "Accounts" shall mean the Account or Accounts established pursuant to Article V herein below.

         "Act" means the State Commerce Act, constituting Connecticut General Statutes, Sections 32-la through 32-23yy, as amended.

         "Agreement" means the Loan Agreement of even date herewith between the Authority and the Borrower, and any amendments and supplements thereto.

         "Authority" means the Connecticut Development Authority, a body corporate and politic constituting a public instrumentality and political subdivision of the State of Connecticut duly organized and existing under the laws of the State, and any body, board, authority, agency or other political subdivision or instrumentality of the State which shall hereafter succeed to the powers, duties and functions thereof.

         "Authorized Investments" means any of the following:

         A. Direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury, and CATS and TIGRS) or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America.

         B. Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following federal agencies and provided such obligations are backed by the full faith and credit of the Untied States of America (stripped securities are only permitted if they have been stripped by the agency itself):

                  1. U.S. Export-Import Bank (Eximbank) Direct obligations or fully guaranteed certificates of beneficial ownership

                  2.       Farmers Home Administration (FmHA)
                           Certificates of Beneficial Ownership

                  3.       Federal Financing Bank

                  4.       Federal Housing Administration Debentures (FHA)

                  5.       General Services Administration
                           Participation Certificates

                  6.       Government National Mortgage Association (GNMA or
                           Ginnie Mae)
                           GNMA - guaranteed mortgage-backed bonds
                           GNMA - guaranteed pass-through obligations

                  7.       U.S. Maritime Administration
                           Guaranteed Title XI financing

                  8.       U.S. Department of Housing and Urban Development
                           (HUD)
                           Project Notes
                           Local Authority Bonds
                           New Communities Debentures - U.S. government guaranteed debentures
                           U.S. Public Housing Notes and Bonds - U.S. government
                                guaranteed public housing notes and bonds

         C. Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following federal agencies which are not backed by the full faith and credit of the United States of America (stripped securities are only permitted if they have been stripped by the agency itself):

                  1.       Federal Home Loan Bank System
                           Senior debt obligations

                  2.       Federal Home Loan Mortgage Corporation (FHLMC or
                           Freddie Mac)
                           Participation Certificate

                           Senior debt obligations

                  3.       Federal National Mortgage Association (FNMA or Fannie
                           Mae) Mortgage-backed securities and senior debt obligations

                  4.       Student Loan Marketing Association (SLMA or Sallie
                           Mae) Senior debt obligations

                  5.       Resolution Funding Corp. (REFCORP) obligations

                  6.       Farm Credit System
                           Consolidated systemwide bonds and notes

         D. Money market funds registered under the Federal Investment Company Act of 1940, whose shares are registered under the Federal Securities Act of 1933, and having a rating by S&P of AAAm-G; AAA-m; or AA-m and if rated by Moody's rated Aaa, Aa1 or Aa2.

         E. Certificates of deposit secured at all times by collateral described in (A) and/or (B) above. Such certificates must be issued by commercial banks, savings and loan associations or mutual savings banks. The collateral must be held by a third party and the bondholders must have a perfected first security interest in the collateral.

         F. Certificates of deposit, savings accounts, deposit accounts or money market deposits which are fully insured by FDIC, including BIF and SAIF.

         G. Investment Agreements, including GIC's, Forward Purchase Agreements and Reserve Fund Put Agreements acceptable to the Bond Insurer.

         H. Commercial paper rated, at the time of purchase, "Prime -1" by Moody's and "A-1" or better by S&P.

         I. Bonds or notes issued by any state or municipality which are rated by Moody's and S&P in one of the two highest rating categories assigned by such rating agencies.

         J. Federal funds or bankers acceptances with a maximum term of one year of any bank which has an unsecured, uninsured and unguaranteed obligation rating of "Prime - 1" or "A3" or better by Moody's and "A-1" or "A" or better by S&P.

         K. Repurchase Agreements ("Repos") for 30 days or less must follow the following criteria. Repos which exceed 30 days must be acceptable to the Bond Insurer (criteria available upon request).

                  Repos provide for the transfer of securities from a dealer bank or securities firm (seller/borrower) to a municipal entity (buyer/lender), and the transfer of cash from a municipal entity to the dealer bank or securities firm with an agreement that the dealer bank or securities firm will repay the cash plus a yield to the municipal entity in exchange for the securities at a specified date.

                  1. Repos must be between the municipal entity and a dealer bank or securities firm.

                           a. Primary dealers on the Federal Reserve reporting dealer list which are rated A or better by S&P and A2 or better by Moody's, or

                           b. Banks rated "A" or better by S&P and A2 or better by Moody's.

                  2. The written repurchase agreement must include the following:

                           a. Securities which are acceptable for transfer are:

                                    (1)      Direct obligations of the United
                                             States of America referred to in
                                             Section A above, or

                                    (2)      Obligations of federal agencies
                                             referred to in Section B above

                                    (3)      Obligations of FNMA and FHLMC

                           b.       The term of the Repos may be up to 30 days.

                           c. The collateral must be delivered to the municipal entity, trustee (if trustee is not supplying the collateral) or third party acting as agent for the trustee is (if the trustee is supplying the collateral) before/simultaneous with payment (perfection by possession of certificated securities).

                           d.       Valuation of Collateral.

                                    (1)      the securities must be valued
                                             weekly, marked-to-market at current
                                             market price plus accrued interest.

                                    (2)      The value of collateral must be
                                             equal to 104% of the amount of cash
                                             transferred by the municipal entity
                                             to the dealer bank or security firm
                                             under the repo plus accrued
                                             interest. If the value of
                                             securities held as collateral slips
                                             below 104% of the value of the cash
                                             transferred by the municipal
                                             entity, then additional cash and/or
                                             acceptable securities must be
                                             transferred. If, however, the
                                             securities used as collateral are
                                             FNMA or FHLMC, then the value of
                                             collateral must equal 105%.

                                    (3)      A legal opinion which must be
                                             delivered to the municipal entity
                                             that states that the Repo meets
                                             guidelines under state law for
                                             legal investment of public funds.

         "Authorized Representative" means, in the case of the Authority, the Chairman or Vice Chairman, the President, the Executive Vice President, Deputy Director or any Senior Vice President or any Vice President thereof and, in the case of the Borrower, the Chairman, the President and Chief Executive Officer, the Vice President-Chief Financial Officer and Treasurer, and any Vice President, Assistant Treasurer or Secretary thereof and, when used with reference to the performance of any act, the discharge of any duty or the execution of any certificate or other document, any officer, employee or other person authorized to perform such act, discharge such duty or execute such certificate or other document.

         "Beneficial Owner" shall have the meaning specified in Section 2.3(F) hereof. If any person claims to the Trustee to be a Beneficial Owner, for purposes of Sections 2.4(C), such person shall prove such claim to the satisfaction of the Trustee with such documentation and signature guaranties as the Trustee may request and shall be responsible for and pay any costs associated with such claim.

         "Bonds" means the $14,930,000 Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2003C Series) authorized and issued pursuant to Section 2.3 hereof.

         "Bond Counsel" means Winston & Strawn LLP or such other nationally recognized bond counsel selected by the Authority and reasonably satisfactory to the Borrower and Trustee.

         "Bondholder", "holder" or "owner" or words of similar import when used with reference to Bonds, shall unless otherwise specified, mean any person who shall be the registered owner of any Outstanding Bond.

         "Bond Insurance Policy" means the financial guaranty insurance policy issued by the Bond Insurer insuring the payment when due of the principal of and interest on the Bonds as provided therein.

         "Bond Insurer" means XL Capital Assurance Inc., a financial guaranty insurance company incorporated under the laws of the State of New York, and its successors and assigns.

         "Borrower" means (i) The Connecticut Water Company, a corporation organized and existing under the laws of the State of Connecticut, and its successors and assigns and (ii) any surviving, resulting or transferee corporation as provided in Section 6.1 of the Agreement.

         "Business Day" means any day (i) that is not a Saturday or Sunday, (ii) that is a day on which banks located in Hartford, Connecticut and New York, New York are not required or authorized to remain closed, (iii) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent are located and are not required or authorized to remain closed and (iv) that is a day on which the New York Stock Exchange, Inc. is not closed.

         "Cede & Co." means the nominee for The Depository Trust Company (DTC) who shall act as securities depository for the Bonds.

         "Code" means the Internal Revenue Code of 1986, as amended and regulations promulgated thereunder.

         "Computation Period" means each period from the date of issuance through the date on which a determination of the Rebatable Arbitrage is made or required to be made pursuant to Section 8.3 of the Tax Regulatory Agreement.

         "Debt Service Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

         "Default" means any event or condition which will, with the lapse of time, or the giving of notice, or both, become an Event of Default.

         "DTC" or "The Depository Trust Company" shall mean the limited-purpose trust company organized under the laws of the State of New York which shall act as securities depository for the Bonds, and any successor thereto.

         "Depository" means DTC or any other depository holding the Bonds for purpose of a book-entry system.

         "Determination of Taxability" means with respect to the Bonds, (1) a ruling by the Internal Revenue Service, (2) the receipt by the owner of any of the Bonds from the Internal Revenue Service of a notice of assessment and demand for payment (provided the Borrower has been afforded the opportunity to participate at its own expense in all appeals and proceedings to which such owner of any Bonds is a party relating to such assessment and demand for payment) and the expiration of the appeal period provided therein if no appeal is taken or, if an appeal is taken by such owner of any Bonds as provided in Section 6.3 of the Agreement within the applicable appeal period which has the effect of staying the demand for payment, a final unappealable decision by a court of competent jurisdiction, or (3) the admission in writing by the Borrower, in any case to the effect that the interest on the Bonds is includable in the gross income for federal income tax purposes (other than for purposes of alternative minimum tax, environmental tax or foreign branch profits tax) of an owner or former owner thereof, other than for a period during which such owner or former owner is or was a "substantial user" of the Project financed by such Bonds or a "related person" as such terms are defined in the Code. For purposes of this definition only, the term owner means the Beneficial Owner of the Bonds so long as the Book-Entry Only System is in effect.

         "Disclosure Agreement" means the agreement by and between the Borrower and U.S. Bank National Association, as dissemination agent, dated the date of the initial delivery of the Bonds and providing for the provision of certain information subsequent to the issuance of the Bonds.

         "Event of Bankruptcy" means the filing of a petition in bankruptcy or the commencement of a proceeding under the United States Bankruptcy Code or any other applicable law concerning insolvency, reorganization or bankruptcy by or against the Authority, the Borrower, or any guarantor of the Bonds, as debtor.

         "Event of Default" has the meaning given such term in Section 8.1 hereof.

         "Federal Securities" means any direct and general obligations of, or any obligations whose full and timely payment is unconditionally guaranteed by, the United States of America.

         "Financing Documents" means (1), when used with respect to the Borrower, means the Agreement, the Tax Regulatory Agreement, the Note, the Disclosure Agreement and the general certificate of the Borrower delivered in connection with the issuance of the Bonds, but shall not include the Mortgage, and (2) when used with respect to the Authority, means any of the foregoing documents and agreements to which the Authority is a direct party. The Financing Documents do not include any documents or agreements to which the Borrower is not a direct party, including the Bonds or the Indenture.

         "Fund" or "Funds" shall mean the Fund or Funds established pursuant to
Article V herein below.

         "Indenture" means this Indenture as from time to time amended or supplemented by Supplemental Indentures in accordance with Article X hereof.

         "Indirect Participant" shall have the meaning set forth in Section 2.3(F) hereof.

         "Interest Payment Date" shall mean each date on which interest is payable on the Bonds as provided in the form of the Bonds.

         "Loan Payments" means the amounts required to be paid by the Borrower in repayment of the loan made to the Borrower by the Authority pursuant to the provisions of the Agreement and the Note, including all amounts realized by the Trustee thereunder in accordance with Article VIII hereof.

         "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Authority, at the direction of the Borrower, by notice to the Trustee and the Borrower.

         "Mortgage" means the Indenture of Mortgage and Deed of Trust, dated as of June 1, 1956, between the Borrower and U.S. Bank National Association (successor to The Connecticut Bank and Trust Company), as Mortgage Bond Indenture Trustee, as amended as of the date hereof and as may be amended hereafter.

         "Mortgage Bond Indenture Trustee" means U.S. Bank National Association, acting as Mortgage Bond Indenture Trustee pursuant to the Mortgage.

         "Note" means the promissory note of the Borrower to the Authority, dated the date of initial delivery of the Bonds in the form attached as Appendix A to the Agreement, and any amendments of supplements made in conformity with the Agreement and this Indenture.

         "Outstanding", when used with reference to a Bond or Bonds, as of any particular date, means all Bonds which have been authenticated and delivered hereunder, except:

         (1) Any Bonds cancelled by the Trustee because of payment or redemption prior to maturity or surrendered to the Trustee for cancellation;

         (2) any Bond (or portion of a Bond) paid or redeemed or for the payment or redemption of which there has been separately set aside and held in the Debt Service Fund either:

                  (a) moneys in an amount sufficient to effect payment of the principal or applicable Redemption Price thereof, together with accrued interest on such Bond to the payment or redemption date, which payment or redemption date shall be, specified in irrevocable instructions given to the Trustee to apply such moneys to such payment on the date so specified; or

                  (b) obligations of the kind described in subsection 12.1(B) hereof in such principal amounts, of such maturities, bearing such interest and otherwise having such terms and qualifications as shall be necessary to provide moneys in an amount sufficient to effect payment of the principal or applicable Redemption Price of such Bond, together with accrued interest on such Bond to the payment or redemption date, which payment or redemption date shall be specified in irrevocable instructions given to the Trustee to apply such obligations to such payment on the date so specified; or

                  (c)      any combination of (a) and (b) above;

         (3) Bonds in exchange for or in lieu of which other Bonds shall have been authenticated and delivered under Article III hereof; and

         (4) any Bond deemed to have been paid as provided in Section 12.1 hereof.

         "Participant" means one of the entities that deposits securities, directly or indirectly, in the Book-Entry Only System.

         "Paying Agent" means any paying agent for the Bonds appointed pursuant to Section 9.10 hereof (and may include the Trustee), and its successor or successors and any other corporation which may at any time be substituted in its place in accordance herewith.

         "Principal and Interest Account" means the special trust account of the Debt Service Fund so designated, established pursuant to Section 5.3 hereof.

         "Prior Obligations" means the $14,640,000 aggregate principal amount of the Authority's Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 1992 Series).

         "Project" means the Borrower's interest in the Project Realty and other interests in the real property, and in all Project Equipment wherever located and whether now owned or hereafter acquired, acquired or refinanced in whole or in part with the proceeds of the Bonds, and any additions and accessions thereto, substitutions therefor and replacements, improvements, extensions and restorations thereof, described in appendices to the Agreement, as amended from time to time in accordance with the Agreement.

         "Project Equipment" means all personal property, goods, leasehold improvements, machinery, equipment, furnishings, furniture, fixtures, tools and attachments wherever located and whether now owned or hereafter acquired, refinanced in whole or in part with the proceeds of the Bonds, and any additions and accessions thereto, substitutions therefor and replacements thereof, including without limitation the Project Equipment described in appendices to the Agreement, as amended from time to time in accordance herewith.

         "Project Realty" means the realty and other interests in the real property refinanced in whole or in part from the proceeds of the Bonds, together with all replacements, improvements, extensions, substitutions, restorations and additions thereto which are made pursuant hereto including without limitation the Project Realty described in appendices to the Agreement, as amended from time to time in accordance herewith.

         "Rebate Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

         "Redemption Account" means the special trust account of the Debt Service Fund so designated, established pursuant to Section 5.3 hereof.

         "Redemption Price" means, when used with respect to a Bond or a portion thereof, the principal amount of such Bond or portion thereof plus the applicable premium, if any, payable upon redemption thereof pursuant to this Indenture.

         "Refunding Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

         "Renewal Fund" means the special trust fund so designated, established pursuant to Section 5.1 hereof.

         "Representation Letter" has the meaning given such term in Section 2.3(F) hereof.

         "Revenues" means (a) the Loan Payments, (b) all amounts paid to the Trustee with respect to the principal of, redemption premium, if any, or interest on, the Bonds (1) by the Borrower as required under the Agreement and
(2) upon deposit in the Debt Service Fund from the proceeds of the Bonds and (c) investment income with respect to any moneys held by the Trustee in the Refunding Fund, the Debt Service Fund and the Renewal Fund. The term "Revenues" does not include any moneys or investments or investment income in the Rebate Fund.

         "S&P" means Standard & Poor's Ratings Services, a division of McGraw Hill, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation or division shall be dissolved, eliminated, reorganized, or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Authority, at the direction of the Borrower, by notice to the Trustee and the Borrower.

         "State" means the State of Connecticut.

         "Supplemental Indenture" means any indenture supplemental hereto or amendatory hereof, adopted by the Authority in accordance with Article X hereof.

         "Tax Incidence Date" means the date as of which interest on the Bonds becomes or became includable in the gross income of the recipient thereof (other than the Borrower or another substantial user or related person) for federal income tax purposes for any cause, as determined by a Determination of Taxability.

         "Tax Regulatory Agreement" means the Tax Regulatory Agreement, dated as of the date of initial issuance and delivery of the Bonds, among the Authority, the Borrower and the Trustee, and any amendments and supplements thereto.

         "Term", when used with reference to the Agreement, means the term of the Agreement determined as provided in Article III thereof.

         "Trustee" means U.S. Bank National Association, and its successor or successors hereafter appointed in the manner provided in this Indenture.

         SECTION 1.2. INTERPRETATION. (A) In this Indenture:

                           (1) Any capitalized word or term used but not defined herein shall have the meaning ascribed to such word or term in the Agreement or the Tax Regulatory Agreement, as the case may be.

                           (2) The terms "hereby", "hereof", "hereto", "herein", "hereunder" and any similar terms, as used in this Indenture, refer to this Indenture, and the term "hereafter" means after, and the term "heretofore" means before, the date of execution of this Indenture.

                           (3) Words of the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice versa.

                           (4) Words importing persons include firms, associations, partnerships (including limited partnerships), limited liability companies, trusts, corporations and other legal entities, including public bodies, as well as natural persons.

                           (5) Any headings preceding the texts of the several Articles and Sections of this Indenture, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Indenture, nor shall they affect its meaning, construction or effect.

                           (6) All approvals, consents and acceptances required to be given or made by any person or party hereunder shall be at the sole discretion of the party whose approval, consent or acceptance is required.

                           (7) This Indenture shall be governed by and construed in accordance with the applicable laws of the State.

         (B) Whenever the Authority is named or referred to, it shall be deemed to include its successors and assigns whether so expressed or not. All of the covenants, stipulations, obligations, and agreements by or on behalf of, and other provisions for the benefit of, the Authority contained in this Indenture shall bind and inure to the benefit of such successors and assigns and shall bind and inure to the benefit of any officer, board, commission, authority, agency or instrumentality to whom or to which there shall be transferred by or in accordance with law any right, power or duty of the Authority, or of its successors or assigns, the possession of which is necessary or appropriate in order to comply with any such covenants, stipulations, obligations, agreements or other provisions hereof.

         (C) If any one or more of the covenants or agreements provided herein on the part of the Authority, the Trustee or any Paying Agent to be performed should be contrary to law, then such covenant or covenants or agreement or agreements, shall be deemed separable from the remaining covenants and agreements hereof, and shall in no way affect the validity of the other provisions of this Indenture or of the Bonds.

         (D) All approvals, consents and actions of the Trustee under this Indenture, the Bonds and the Financing Documents may be given or withheld or taken or not taken in accordance with the direction of the owners of not less than 51% of the principal amount of the Outstanding Bonds or of the Bond Insurer as provided herein.

         (E) If the Paying Agent shall be removed and the duties and obligations of such Paying Agent discharged pursuant to Section 9.10 hereof, then each and every such duty and obligation to be performed by such Paying Agent set forth herein and in the Financing Documents shall be performed to the same extent and in the same manner by the Trustee, and each and every reference herein and in the Financing Documents to the Paying Agent shall refer to and shall be deemed to refer to the Trustee unless a successor Paying Agent shall have been appointed.

         (F) For purposes hereof the Trustee shall not be deemed to have knowledge or actual knowledge of any fact or the occurrence of any event unless and until an officer of the Trustee's corporate trust administration department has written notice thereof.

         (G) In the event of any solicitation of consents from and voting by owners of the Bonds, the Trustee shall establish a record date for such purposes and give DTC notice of such record date not less than fifteen calendar days in advance of such record date to the extent possible.

                                   ARTICLE II
                   AUTHORIZATION, TERMS AND ISSUANCE OF BONDS

         SECTION 2.1. AUTHORIZATION FOR INDENTURE. This Indenture is made and entered into by virtue of and pursuant to the provisions of the Act. The Authority has ascertained and hereby determines and declares that the execution and delivery of this Indenture is necessary to carry out the powers and duties expressly provided by the Act, that each and every act, matter, thing or course of conduct as to which provision is made herein is necessary or convenient in order to carry out and effectuate the purposes of the Authority in accordance with the Act and to carry out powers expressly given thereby, and that each and every covenant or agreement herein contained and made is necessary, useful or convenient in order to better secure the Bonds and necessary, useful or convenient to carry out and effectuate its corporate purposes under the Act.

         SECTION 2.2. AUTHORIZATION AND OBLIGATION OF BONDS. (A) Bonds of the Authority issued hereunder, each to be entitled Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2003C Series), shall be subject to the terms, conditions and limitations established herein. No Bonds may be authenticated and delivered except in accordance with this Article.

         (B) All Bonds shall be entitled to the benefit of the continuing pledge and lien created by this Indenture to secure the full and final payment of the principal or Redemption Price, if any, thereof and the interest thereon and all other amounts due under the Financing Documents. The Bonds shall be special obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys pledged therefor pursuant to this Indenture and from any amounts otherwise available under this Indenture for the payment of the Bonds. Neither the State nor any municipality thereof shall be obligated to pay the principal or Redemption Price, if any, of or the interest on the Bonds and neither the faith and credit nor the taxing power of the State or any municipality thereof is pledged to pay such principal, Redemption Price or interest. The Bonds shall never constitute a debt or liability of the State or any municipality thereof or bonds issued or guaranteed by the State or any municipality thereof within the meaning of any constitutional or statutory limitation.

         SECTION 2.3. ISSUANCE AND TERMS OF THE BONDS. (A) There shall be issued under and secured by this Indenture a series of Bonds to be designated Water Facilities Refunding Revenue Bonds (The Connecticut Water Company Project - 2003C Series) in the principal amount of $14,930,000. The Bonds shall be issuable in fully registered form without coupons and shall be dated as provided in Section 3.1 hereof.

         (B) The Bonds shall mature on September 1, 2022 and bear interest at the per annum rate of 5.00% payable on March 1, 2004 and on each March 1 and September 1 thereafter until maturity or prior redemption.

         (C) Interest on the Bonds shall be computed on the basis of a 360-day year consisting of twelve (12) 30-day months.

         (D) The Bonds shall be numbered from one upward in consecutive numerical order. Bonds issued in exchange shall be numbered in such manner as the Trustee and the Paying Agent in their discretion shall determine.

         (E) The principal or Redemption Price, if any, of the Bonds as they respectively become due shall be payable upon presentation and surrender of the Bonds at the corporate trust office of the Trustee in Hartford, Connecticut, or at the office designated for such payment of any successor Paying Agent. Payment of each installment of interest on the Bonds shall be made to the registered owners thereof who shall appear on the registration books of the Authority maintained by the Trustee at the close of business on the fifteenth day of the calendar month next preceding such Interest Payment Date, by check or draft mailed to each such registered owner at his address as it appears on such registration books. Alternatively, payment shall be made as otherwise agreed in writing by the Bondholder and the Trustee and, at the written request to the Trustee of and at the expense of any holder of at least $1,000,000 in Bonds, such payment may be made by wire transfer or other reasonable method to an account or place designated by such registered owner.

         (F)      Book-Entry Only System for the Bonds

         (1) The Depository Trust Company ("DTC"), New York, New York shall act as securities depository for the Bonds. One fully registered bond in the aggregate principal amount of the Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Notwithstanding any provision herein to the contrary, the provisions of this Section 2.3(F) and the Representation Letter (as defined below) shall apply with respect to any Bond registered to Cede & Co. or any other nominee of DTC, New York, New York, while the Book-Entry Only System (meaning the system of registration described in paragraph (2) of this Section 2.3(F)) is in effect. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants ("Direct Participants") include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

         (2) The Bonds in or to be in the Book-Entry Only System shall be issued in the form of a separate single authenticated fully registered Bond in substantially the form provided for in this Indenture. Any legend required to be on the Bonds by DTC may be added by the Trustee or Paying Agent. On the date of original delivery thereof, the Bonds shall be registered in the registry books of the Paying Agent in the name of Cede & Co., as nominee of The Depository Trust Company as agent for the Authority in maintaining the Book-Entry Only System.

         WITH RESPECT TO BONDS REGISTERED IN THE REGISTRY BOOKS KEPT BY THE PAYING AGENT IN THE NAME OF CEDE & CO., AS NOMINEE OF DTC, THE AUTHORITY, THE PAYING AGENT, THE BORROWER AND THE TRUSTEE SHALL HAVE NO RESPONSIBILITY OR OBLIGATION TO ANY PARTICIPANT (WHICH MEANS SECURITIES BROKERS AND DEALERS, BANKS, TRUST COMPANIES, CLEARING CORPORATIONS AND VARIOUS OTHER ENTITIES, SOME OF WHOM OR THEIR REPRESENTATIVES OWN DTC) OR TO ANY BENEFICIAL OWNER (WHICH MEANS, WHEN USED WITH REFERENCE TO THE BOOK-ENTRY ONLY SYSTEM, THE PERSON WHO IS CONSIDERED THE BENEFICIAL OWNER OF THE BONDS PURSUANT TO THE ARRANGEMENTS FOR BOOK ENTRY DETERMINATION OF OWNERSHIP APPLICABLE TO DTC) WITH RESPECT TO THE
FOLLOWING: (A) THE ACCURACY OF THE RECORDS OF DTC, CEDE & CO. OR ANY PARTICIPANT WITH RESPECT TO ANY OWNERSHIP INTEREST IN THE BONDS, (B) THE DELIVERY TO OR FROM ANY PARTICIPANT, ANY BENEFICIAL OWNER OR ANY OTHER PERSON,

OTHER THAN DTC, OF ANY NOTICE WITH RESPECT TO THE OTHER PERSON, OTHER THAN DTC, OF ANY NOTICE WITH RESPECT TO THE BONDS, INCLUDING ANY NOTICE OF REDEMPTION (WHETHER MANDATORY OR OPTIONAL), OR (C) THE PAYMENT TO ANY PARTICIPANT, ANY BENEFICIAL OWNER OR ANY OTHER PERSON, OTHER THAN DTC, OF ANY AMOUNT WITH RESPECT TO THE PRINCIPAL OR PREMIUM, IF ANY, OR INTEREST ON THE BONDS.

         The Paying Agent shall pay all principal of and premium, if any, and interest on the Bonds only to or upon the order of DTC, and all such payments shall be valid and effective fully to satisfy and discharge the Authority's obligations with respect to the principal of and premium, if any, and interest on Bonds to the extent of the sum or sums so paid. No person other than DTC shall be entitled to receive an authenticated Bond evidencing the obligation of the Authority to make payments of principal and premium, if any, and interest pursuant to this Indenture. Upon delivery by DTC to the Paying Agent of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., the words "Cede & Co." in this Indenture shall refer to such new nominee of DTC.

         The Authority, the Borrower, the Trustee and the Paying Agent shall be entitled to treat the registered owner of a Bond (initially, DTC or its nominee) as the absolute owner thereof for all purposes of this Indenture and any applicable laws, notwithstanding any notice to the contrary received by any of them. So long as all Bonds are registered in the name of DTC or its nominee or any qualified successor, the Borrower and the Paying Agent shall cooperate with DTC or its nominee or any qualified successor in effecting payment of the principal of, redemption premium, if any, and interest on the Bonds by arranging for payment in such manner that funds for such payments are properly identified and are made to DTC when due.

         (3) Upon receipt by the Trustee or the Paying Agent of written notice from DTC to the effect that DTC is unable or unwilling to discharge its responsibilities, the Authority shall issue and the Paying Agent shall transfer and exchange Bonds as requested by DTC in appropriate amounts and in authorized denominations, and whenever DTC requests the Authority, the Paying Agent and the Trustee to do so, the Trustee, the Paying Agent and the Authority will, at the expense of the Borrower, cooperate with DTC in taking appropriate action after reasonable notice (A) to arrange for a substitute bond depository willing and able upon reasonable and customary terms to maintain custody of the Bonds or (B) to make available for transfer and exchange Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

         (4) In such event, the Borrower shall so notify DTC, the Paying Agent and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of Bond certificates. In such event, the Authority shall issue and the Paying Agent shall transfer and exchange Bond certificates as requested by DTC in appropriate amounts and in authorized denominations. Whenever DTC requests the Paying Agent to do so, the Paying Agent will cooperate with DTC in taking appropriate action after reasonable notice to make available for transfer and exchange Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

         (5) The Authority may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Bond certificates will be printed and delivered.

         (6) Notwithstanding any other provisions of this Indenture to the contrary, so long as any Bond is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Bond and all notices with respect to such Bond shall be made and given, respectively, to DTC as provided in the Blanket Letter of Representation, dated March 29, 1995, from the Authority to DTC (the "Representation Letter").

         (7) Notwithstanding any other provisions of this Indenture to the contrary, so long as any of the Bonds outstanding are held in the Book-Entry Only System, if less than all of such Bonds are to be redeemed upon any redemption of Bonds hereunder, the particular Bonds or portions of Bonds to be converted or redeemed shall be selected by DTC in such manner as DTC may determine.

         Notwithstanding any provision herein to the contrary, the Trustee and the Paying Agent may comply with the provisions of the Letter of Representation or similar document required by DTC or any successor securities depository in order to maintain the Book-Entry Only System for the Bonds.

         SECTION 2.4. REDEMPTION OF BONDS. (A) General Optional Redemption. At the option of the Authority, which option shall be exercised upon the giving of written notice by the Borrower of its intention to prepay amounts due under the Agreement pursuant to subsection 8.1(A) thereof and the Note, the Bonds shall be subject to redemption prior to maturity from time to time upon not less than 30 days' notice in writing, as a whole or in part on any date on or after September 1, 2008, at the Redemption Price equal to 100% of the principal amount thereof, plus accrued interest to the date of redemption.

         (B) Extraordinary Optional Redemption. In addition, at the option of the Authority, which option shall be exercised upon the giving of written notice by the Borrower of its intention to prepay amounts due under the Agreement pursuant to Section 8.1(B) thereof, the Outstanding Bonds shall be subject to redemption prior to maturity as a whole on any date at the redemption price of 100% of the principal amount thereof plus accrued interest to the date of redemption, if any one or more of the events of casualty to or condemnation of the Project, change in law, or certain economic events specified in Section 8.1(B) of the Agreement shall have occurred, as evidenced in each case by the filing with the Trustee of a certificate of an Authorized Representative of the Borrower.

         (C) Mandatory Taxability Redemption. In the event of a Determination of Taxability, the Bonds shall be redeemed in the manner and as provided in this Indenture, at the redemption price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption on any day selected by the Borrower, that is not more than 180 days after such Determination of Taxability. In the case of any redemption pursuant to this subsection, the Authority or the Borrower or any Bondholder shall deliver to the Trustee a certificate of an Authorized Representative specifying the event giving rise to such inclusion in the gross income of the recipient thereof and the dates which are the Tax Incidence Date and the date of the Determination of Taxability. Such certificate shall be delivered at least ten days before notice of redemption is required to be given. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Borrower delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption.

         For purposes of this Subsection C only, the owner of a Bond means the Beneficial Owner of said Bond so long as the Book-Entry Only System shall be in effect.

         (D) Deceased Bondholder Redemptions. For purposes of this paragraph, the owner of said Bond shall mean the Beneficial Owner of said Bond so long as the Book-Entry Only System shall be in effect. Notwithstanding the foregoing redemption provisions, the Bonds are subject to redemption at the request of the estate of, successor in interest to and, in the case of jointly held Bonds, any surviving joint owner with, any person who, on the date of his or her death, was an owner or joint owner of such Bonds, in the manner and subject to the conditions set forth in the form of Bonds contained herein. For purposes of this redemption provision, a Bond held in tenancy by the entirety, joint tenancy or tenancy in common will be deemed to be held by a single owner and the death of a tenant, by the entirety, joint tenant or tenant in common will be deemed the death of an owner. The death of a person, who, during his lifetime, was entitled to substantially all of the beneficial interests of ownership of a Bond will be deemed the death of an owner, regardless of the owner, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest shall be deemed to exist in typical cases of street name or nominee ownership, ownership under the Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife, and trust and certain other arrangements where one person has substantially all of the beneficial ownership interests in the Bond during his lifetime. In the case of Bonds registered in the name of banks, trust companies or broker/dealers who are members of a national securities exchange or the National Association of Securities Dealers, Inc. or any securities depository ("Qualified Institutions"), the redemption limitations described above apply to each beneficial owner of Bonds held by any Qualified Institution. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Bond and the right to receive the proceeds therefrom, as well as interest and principal payable with respect thereto. The party requesting redemption pursuant to this Section 2.4(D) shall pay all fees, costs and expenses of the Trustee in connection with establishing the beneficial ownership of the Bonds requested to be redeemed, including but not limited to the obtaining of position listings of DTC, or any successor securities depository, any Direct Participant or Indirect Participant or any nominees.

         (E) Upon any redemption of Bonds there shall also be due and payable, concurrently with the payment of the Redemption Price, interest accrued on the Bonds and all other amounts then due under the Financing Documents.

         (F) Redemption of Bonds permitted or required by this Article II shall be made as follows, and the Trustee shall give the notice of redemption referred to in Section 6.3 hereof in respect of each such redemption:

                  (1) Redemption shall be made pursuant to the general optional redemption provisions of Section 2.4(A) in such principal amounts as the Borrower shall request in a written notice to the Trustee in accordance with Section 8.2 of the Agreement.

                  (2) Redemption shall be made pursuant to the extraordinary optional redemption provisions of Section 2.4(B) at such date as the Borrower shall request in a written notice to the Authority and Trustee in accordance with Section 8.2 of the Agreement, to which shall be attached the certificate referred to in Section 8.1(B) thereof.

                  (3) Redemption shall be made pursuant to the mandatory taxability redemption provisions of Section 2.4(C) at the earliest possible date following receipt of the certificate prescribed in
         Section 2.4(C) hereof and of the payments made by the Borrower prescribed in Section 6.3 of the Agreement, without the necessity of any instructions or further act of the Authority or the Borrower.

                  (4) Redemption shall be made pursuant to the provisions of Section 2.4(D) in accordance with said Section and with Article VI of this Indenture.

         SECTION 2.5. EXECUTION AND AUTHENTICATION OF BONDS. (A) After their authorization as provided in this Article, Bonds may be executed by or on behalf of the Authority and delivered to the Trustee or the Paying Agent for authentication. Each Bond shall be executed in the name of the Authority by the manual or facsimile signature of any one or more Authorized Representatives of the Authority.

         (B) In case any officer who shall have signed any of the Bonds shall cease to be such officer before the Bonds so signed shall have been authenticated and delivered by the Trustee or the Paying Agent, such Bonds may nevertheless be authenticated and delivered as herein provided as if the person who so signed such Bonds had not ceased to be such officer. Any Bond may be signed on behalf of the

Authority by any person who, on the date of such act, shall hold the proper office, notwithstanding that at the date of such Bond such person may not have held such office.

         (C) The Bonds shall each bear thereon a certificate of authentication, in the form set forth in the recitals to this Indenture, executed manually by the Trustee or the Paying Agent. Only such Bonds as shall bear thereon such certificate of authentication shall be entitled to any right or benefit under this Indenture and no Bond shall be valid or obligatory for any purpose until such certificate of authentication shall have been duly executed by the Trustee or the Paying Agent. Such certificate of the Trustee or the Paying Agent upon any Bond executed on behalf of the Authority shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered under this Indenture and that the holder thereof is entitled to the benefits hereof.

         SECTION 2.6. DELIVERY OF BONDS. The Bonds shall be executed in the form and manner set forth herein and shall be deposited with the Trustee and thereupon shall be authenticated by the Trustee or the Paying Agent. Upon payment to the Trustee of the proceeds of sale thereof, such Bonds shall be delivered by the Trustee or the Paying Agent to or upon the order of the purchasers thereof, but only upon receipt by the Trustee of:

                  (1) A certified copy of the Authority's resolution authorizing the issuance of the Bonds and, the execution and delivery of this Indenture and the Financing Documents;

                  (2) Original executed counterparts of the Financing Documents other than the Note, and the originally executed Note;

                  (3) A request and authorization to the Trustee or the Paying Agent on behalf of the Authority to authenticate and deliver the Bonds to the purchasers therein identified upon payment to the Trustee, for the account of the Authority, of a sum specified in such request and authorization, plus any accrued interest on the Bonds to the date of such delivery. The proceeds of such payment shall be paid over to the Trustee and deposited in the Refunding Fund and Debt Service Fund pursuant to Article IV hereof; and

                  (4) A written opinion by Bond Counsel to the effect that the issuance of such Bonds has been duly authorized and that all conditions precedent to the delivery thereof set forth in this Indenture have been fulfilled.

         SECTION 2.7. NO ADDITIONAL BONDS. No Additional Bonds on a parity with the Bonds may be issued under this Indenture.

                                   ARTICLE III
                      GENERAL TERMS AND PROVISIONS OF BONDS

         SECTION 3.1. DATE OF BONDS. The Bonds shall be dated and bear interest from October 1, 2003, except in the case of Bonds delivered in any exchange or transfer hereunder on or subsequent to the first Interest Payment Date of the Bond for which it is exchanged or transferred, which shall bear interest from the Interest Payment Date next preceding the date of such delivery, unless, as shown by the records of the Trustee, interest on the Bond surrendered in exchange for such Bond shall be in default, in which case such Bond shall bear interest from the date to which interest has been paid in full on the Bond so surrendered.

         SECTION 3.2. FORM AND DENOMINATIONS. Bonds shall be issued in fully registered form, without coupons, in denominations of $5,000 or any multiple thereof. Subject to the provisions of Section 3.3 hereof, the Bonds shall be in substantially the form set forth in the recitals to this Indenture, with such variations, omissions and insertions as are permitted or required by this Indenture.

         SECTION 3.3. LEGENDS. Each Bond shall contain on the face thereof a statement to the effect that neither the State nor any municipality thereof shall be obligated to pay the principal of the Bond or interest thereon and neither the faith and credit nor taxing power of the State or any municipality thereof is pledged to such payment. The Bonds may, in addition, contain or have endorsed thereon such provisions, specifications and descriptive words not inconsistent with the provisions of this Indenture as may be necessary or desirable to comply with custom or otherwise as may be determined by the Authority prior to the delivery thereof.

         SECTION 3.4. MEDIUM OF PAYMENT. The principal or Redemption Price, if any, of and interest on the Bonds shall be payable in any coin or currency of the United States of America which, on the respective dates of payment thereof, is legal tender for the payment of public and private debts. Such payment may be made as provided in Section 2.3 hereof.

         SECTION 3.5. BOND DETAILS. Subject to the provisions hereof, the Bonds shall be dated, shall mature in such years and such amounts, shall bear interest at such rate or rates per annum, shall be subject to redemption on such terms and conditions and shall be payable as to principal or Redemption Price, if any, and interest at such place or places as shall be specified in this Indenture.

         SECTION 3.6. INTERCHANGEABILITY, TRANSFER AND REGISTRY. (A) Each Bond shall be transferable only upon compliance with the restrictions on transfer set forth on such Bond and only upon the books of the Authority, which shall be kept for the purpose at the principal office of the Paying Agent, by the registered owner thereof in person or by his attorney duly authorized in writing, upon presentation thereof together with a written instrument of transfer satisfactory to the Paying Agent duly executed by the registered owner or his duly authorized attorney. Upon the transfer of any Bond, the Paying Agent shall prepare and issue in the name of the transferee one or more new Bonds in authorized denominations of the same aggregate principal amount as the surrendered Bond.

         (B) Any Bond, upon surrender thereof at the office of the Paying Agent with a written instrument of transfer satisfactory to the Paying Agent, duly executed by the registered owner or his attorney duly authorized in writing, may be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. No transfer will be effective unless represented by such surrender and reissue.

         (C) Except as otherwise specifically provided herein, the Authority, the Borrower, the Trustee, and any Paying Agent may deem and treat the person in whose name any Bond shall be registered as the absolute owner of such Bond, whether such Bond shall be overdue or not, for the purpose of receiving payment of, or on account of, the principal and Redemption Price, if any, of and interest on such Bond and for all other purposes, and all payments made to any such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid, and neither the Authority, the Borrower, the Trustee nor any Paying Agent, nor any agent of the foregoing, shall be affected by any notice to the contrary.

         (D)      The Paying Agent shall not be required to exchange or transfer
(a) any Bond during the fifteen (15) day period preceding any Interest Payment Date or the date fixed for selection of Bonds for redemption, or (b) any Bonds selected, called or being called for redemption in whole or in part except, in the case of any Bond to be redeemed in part, the portion thereof not so to be redeemed.

         SECTION 3.7. BONDS MUTILATED, DESTROYED, STOLEN OR LOST. In case any Bond shall become mutilated or be destroyed, stolen or lost, the Authority shall execute and thereupon the Trustee or the Paying Agent shall authenticate and deliver, a new Bond of the same principal amount as the Bond so mutilated, destroyed, stolen or lost, in exchange and substitution for such mutilated Bond, upon surrender and cancellation of such mutilated Bond or in lieu of and substitution for the Bond destroyed, stolen or lost, upon filing with the Trustee of evidence satisfactory to the Authority, the Trustee and the Paying Agent that such Bond has been destroyed, stolen or lost and proof of ownership thereof, and upon furnishing the Authority, the Trustee and the Paying Agent with indemnity satisfactory to them and complying with such other reasonable requirements as the Authority and the Trustee and the Paying Agent may prescribe and paying such expenses as the Authority, the Trustee and the Paying Agent may incur. All Bonds so surrendered to the Trustee shall be cancelled by it. Any such new Bonds issued pursuant to this Section in substitution for Bonds alleged to be destroyed, stolen or lost shall constitute original additional contractual obligations on the part of the Authority, whether or not the Bonds so alleged to be destroyed, stolen or lost be at any time enforceable by anyone, and shall be equally secured by and entitled to equal and proportionate benefits with all other Bonds issued hereunder in any moneys or securities held by the Authority, the Trustee or the Paying Agent for the benefit of the owners of the Bonds.

         SECTION 3.8. CANCELLATION AND DESTRUCTION OF BONDS. All Bonds paid or redeemed in full, either at or before maturity, shall be delivered to the Paying Agent when such payment or redemption is made, and such Bonds together with all Bonds purchased by the Paying Agent, together with all Bonds surrendered in any exchange or transfers, shall thereupon be promptly cancelled. All Bonds acquired and owned by the Borrower and delivered to the Paying Agent for cancellation shall be deemed paid and shall be promptly cancelled. Bonds so cancelled shall be cremated or otherwise destroyed by the Paying Agent, who shall execute a certificate of cremation or destruction in duplicate under signature of one of its authorized officers describing the Bonds so cremated or otherwise destroyed, and one executed certificate shall be filed with the Authority and the other executed certificate shall be retained by the Paying Agent. The Paying Agent shall provide written notice to Moody's, if the Bonds are then rated by Moody's and to S&P, if the Bonds are then rated by S&P, of the final payment or redemption of any of the Bonds, either at or before maturity, upon cancellation of any such Bonds.

         SECTION 3.9. REQUIREMENTS WITH RESPECT TO TRANSFERS. In all cases in which the privilege of transferring Bonds is exercised, the Authority shall execute and the Trustee or the Paying Agent shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such transfer shall forthwith be cancelled by the Trustee or the Paying Agent. For every such transfer of Bonds, the Authority, the Trustee or the Paying Agent may, as a condition precedent to the privilege of making such transfer, make a charge sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such transfer and may charge a sum sufficient to pay the cost of preparing and delivering each new Bond issued upon such transfer, which sum or sums shall be paid by the person requesting such transfer.

         SECTION 3.10. REGISTRAR. The Trustee shall also be Registrar for the Bonds, and shall maintain a register showing the names of all registered owners of Bonds, Bond numbers and amounts, and other information appropriate to the discharge of its duties hereunder. The Trustee shall make available to the Borrower for its inspection during normal business hours the registration books for the Bonds, as may be requested by the Borrower in connection with any purchase or tender offer by it with respect to the Bonds.

         SECTION 3.11. PAYMENT PROCEDURE PURSUANT TO THE BOND INSURANCE POLICY. If, on the third Business Day prior to the related scheduled interest payment date or principal payment date ("Payment Date"), there is not on deposit with the Trustee, after making all transfers and deposits required under the Indenture, moneys sufficient to pay the principal of, and interest on, Bonds due on such Payment Date, the Trustee shall give notice to the Bond Insurer and to its designated agent (if any) (the "Bond Insurer's Fiscal Agent"), by telephone or telecopy, of the amount of such deficiency by 10:00 a.m., New York City time, on such Business Day. If, on the Business Day prior to the related Payment Date, there is not on deposit with the Trustee moneys sufficient to pay the principal of, and interest on, the Bonds due on such Payment Date, the Trustee shall make a claim under the Bond Insurance Policy and give notice to the Bond Insurer and the Bond Insurer 's Fiscal Agent (if any) by telephone of the amount of any deficiency in the amount available to pay principal and interest, and the allocation of such deficiency between the amount required to pay interest on the Bonds and the amount required to pay principal of the Bonds, confirmed in writing to the Bond Insurer and Bond Insurer's Fiscal Agent by 10:00 a.m., New York City time, on such Business Day, by delivering the Notice of Nonpayment and Certificate.

         For the purposes of the preceding paragraph, "Notice" means telephonic or telecopied notice, subsequently confirmed in a signed writing, or written notice by registered or certified mail, from the Trustee to the Bond Insurer, which notice shall specify (a) the name of the entity making the claim, (b) the policy number, (c) the claimed amount and (d) the date such claimed amount will become Due for Payment. "Nonpayment" means the failure of Borrower to have provided sufficient funds to the Trustee for payment in full of all principal of, and interest on, the Bonds that are Due for Payment. "Due for Payment", when referring to the principal of the Bonds, means when the stated maturity date or mandatory redemption date for the application of a required sinking fund installment has been reached and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by application of required sinking fund installments), acceleration or other advancement of maturity, unless the Bond Insurer shall elect, in its sole discretion, to pay such principal due upon such acceleration; and when referring to interest on Bonds, means when the stated date for payment of interest has been reached. "Certificate" means a certificate in form and substance satisfactory to the Bond Insurer as to the Trustee's right to receive payment under the Bond Insurance Policy.

         The Trustee shall designate any portion of payment of principal on the Bonds paid by the Bond Insurer at maturity on its books as a reduction in the principal amount of Bonds registered to the then current Bondholder, whether DTC or its nominee or otherwise, and shall issue a replacement Bond to the Bond Insurer, registered in the name of the Bond Insurer, as the case may be, in a principal amount equal to the amount of principal so paid (without regard to authorized denominations); provided that the Trustee's failure to so designate any payment or issue any replacement Bond shall have no effect on the amount of principal or interest payable by the Borrower on any Bond or the subrogation rights of the Bond Insurer.

         The Trustee shall keep a complete and accurate record of all funds deposited by the Bond Insurer into the Policy Payments Account (as hereinafter defined) and the allocation of such funds to payment of interest on and principal paid with respect to any Bond. The Bond Insurer shall have the right to inspect such records at reasonable times upon reasonable notice to the Trustee.

         Upon payment of a claim under the Bond Insurance Policy, the Trustee shall establish a separate special purpose trust account for the benefit of holders of the Bonds referred to herein as the "Policy Payments Account" and over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall receive any amount paid under the Bond Insurance Policy in trust on behalf of holders of Bonds and shall deposit any such amount in the Policy Payments Account and distribute such amount only for purposes of making the payments for which a claim was made. Such amounts shall be disbursed by the Trustee to holders of the Bonds in the same manner as principal and interest payments are to be made with respect to the Bonds under the sections hereof regarding payment of the Bonds. It shall not be necessary for such payments to be made by checks or wire transfers separate from the check or wire transfer used to pay debt service with other funds available to make such payments.

         Funds held in the Policy Payments Account shall not be invested by the Trustee and may not be applied to satisfy any costs, expenses or liabilities of the Trustee.

         Any funds remaining in the Policy Payments Account following a Bond payment date shall promptly be remitted to the Bond Insurer.

                                   ARTICLE IV
                 APPLICATION OF BOND PROCEEDS AND OTHER AMOUNTS

         SECTION 4.1. ACCRUED INTEREST. Simultaneously with the delivery of any Bonds by the Trustee, the amount received as accrued interest thereon, if any, shall be deposited in the Principal and Interest Account of the Debt Service Fund.

         SECTION 4.2. BOND PROCEEDS. The proceeds of sale and delivery of any Bonds, together with any premium received on account of the sale thereof (but excluding any accrued interest on the Bonds), shall simultaneously with the delivery thereof by the Trustee be deposited in the Refunding Fund.

         SECTION 4.3. BORROWER CONTRIBUTION. A contribution of the Borrower in the amount of $499,250.56 ($210,246.67 of which represents the amount of interest to accrue on the Prior Obligations from September 1, 2003 to November 29, 2003 and $289,003.89 of which shall be applied to the payment of the costs of refunding the Prior Obligations, including, but not limited to, all expenses incurred in connection with the issuance, execution and sale of the Bonds, including compensation and expenses of the Trustee, legal, accounting and consulting expenses and fees, costs of printing and engraving, underwriting expenses and recording and filing fees) shall simultaneously with the delivery of the Bonds be deposited by the Trustee in the Refunding Fund.

                                    ARTICLE V
                         CUSTODY AND INVESTMENT OF FUNDS

         SECTION 5.1. CREATION OF FUNDS. (A) The Authority hereby establishes and creates the following special trust Funds and Accounts within such Funds:

                  (1)      Refunding Fund

                  (2)      Debt Service Fund

                           (a) Principal and Interest Account

                           (b) Redemption Account

                  (3)      Rebate Fund

                  (4)      Renewal Fund

         (B) The Rebate Fund and the Refunding Fund shall be held by the Trustee free and clear of any lien, charge or pledge created by this Indenture. All of the Funds and Accounts created hereunder shall be held by the Trustee, including one or more depositories in trust for the Trustee. All moneys and investments deposited with the Trustee or any Paying Agent shall be held in trust and applied only in accordance with this Indenture and shall be trust funds for the purposes of this Indenture.

         (C) The Trustee, in its sole discretion, may establish accounts and subaccounts within the Funds established pursuant to Section 5.1(A) for its internal accounting purposes.

         SECTION 5.2. REFUNDING FUND. (A) There shall be deposited in the Refunding Fund any and all amounts required to be deposited therein pursuant to
Section 4.2, Section 4.3 and Section 5.6 hereof or otherwise required to be deposited therein pursuant to the Agreement or this Indenture. Moneys and securities on deposit in the Refunding Fund shall be held by the Trustee in trust for the benefit of the owners of the Prior Obligations.

         (B) Subject to the provisions of Section 5.6(B) hereof, the Trustee shall apply $14,850,247.67 on deposit in the Refunding Fund to pay in full the principal of and interest on the Prior Obligations on November 29, 2003, and apply $579,002.89 on deposit in the Refunding Fund to pay the costs of refunding the Prior Obligations, including, but not limited to, all expenses incurred in connection with the issuance, execution and sale of the Bonds, including compensation and expenses of the Trustee, legal, accounting and consulting expenses and fees, costs of printing and engraving, underwriting expenses and recording and filing fees.

         (C) Disbursements from the Refunding Fund in respect of the payment of costs of refunding the Prior Obligations shall be made in accordance with a requisition submitted to the Trustee by the Borrower signed by an Authorized Representative of the Borrower stating the names of the payees, the purpose of each payment in terms sufficient for identification and the respective amounts of each such payment. Amounts on deposit in the Refunding Fund to be applied to the payment of costs of refunding the Prior Obligations shall not be invested by the Trustee.

         (D) Any amounts constituting the proceeds of the issuance of the Bonds and any portion of the equity contribution of the Borrower remaining in the Refunding Fund after the refunding of the Prior Obligations and the payment of all costs associated therewith shall be returned to the Borrower.

         SECTION 5.3. DEBT SERVICE FUND. (A) The Trustee shall establish two separate accounts within the Debt Service Fund to be respectively designated "Principal and Interest Account" and "Redemption Account".

         (B) The Trustee shall promptly deposit the following receipts in the Debt Service Fund:

         (1) Any amount required pursuant to Section 4.1 hereof to be deposited from the proceeds of the Bonds, which shall be credited to the Principal and Interest Account.

         (2) All amounts received by the Trustee pursuant to Section 3.1 of the Agreement, which shall be credited to the Principal and Interest Account, in the manner set forth in this Indenture and the Agreement, and applied together with amounts available in the Principal and Interest Account, to pay (i) the interest due on the Outstanding Bonds on the Interest Payment Date next succeeding such payment and (ii) the principal, if any, of the Outstanding Bonds due (otherwise than by call for redemption) on such Interest Payment Date.

         (3)      Reserved.

         (4) Any other amounts required to be paid to the Debt Service Fund for payment of principal and interest due on the Bonds, which shall be credited to the Principal and Interest Account.

         (5) Prepayments under the Agreement received by the Trustee pursuant to Article VIII thereof, which shall be credited to the Redemption Account.

         (6) All other receipts when and if required by the Financing Documents or any subsequent agreement or by this Indenture to be paid into the Debt Service Fund, which shall be credited to the Principal and Interest Account or the Redemption Account, as appropriate.

         (7) Any amounts constituting income or interest earned and gains realized in excess of losses suffered by any Fund and Account hereunder, excluding the Refunding Fund, which shall be credited to the Principal and Interest Account in accordance with Section 5.6(B) hereof. Income or interest earned and gains realized in excess of losses suffered by the Refunding Fund shall be transferred to, or applied at the direction of, the Borrower on the date of the refunding of the Prior Obligations.

         (C) There shall be paid from the Principal and Interest Account to the respective Paying Agents on each Interest Payment Date for the Bonds the amounts required for the payment of the principal and interest due on the Bonds on such date. Such amounts shall be applied by the Paying Agents to the payment of principal and interest on the Bonds when due. All other amounts payable on the Bonds from the Principal and Interest Account shall be paid to the respective Paying Agents upon receipt, and shall immediately be paid by such Paying Agents to the Bondholders.

         (D) Amounts in the Redemption Account shall be applied, as promptly as practicable, by the Trustee at the direction of the Borrower to the purchase of Bonds at prices not exceeding the optional Redemption Price thereof applicable on the next redemption date plus accrued interest and all other amounts then due under the Financing Documents in connection with such redemption. Such redemption date shall be the earliest date upon which Bonds are subject to redemption from such amounts. Any amount in the Redemption Account not so applied to the purchase of Bonds by forty-five days prior to the next date on which the Bonds are so redeemable shall be applied to the redemption of Bonds on such redemption date; provided that if such amount aggregates less than $10,000, it need not be then applied to such redemption. Amounts in the Redemption Account to be applied to the redemption of Bonds shall be paid to the respective Paying Agents on or before the redemption date and applied by them on such redemption date to the payment of the Redemption Price of the Bonds being redeemed plus interest on such Bonds accrued to the redemption date and all other amounts then due under the Financing Documents in connection with such redemption.

         (E) Any amounts remaining in the Debt Service Fund after payment in full of the Bonds, the fees, charges and expenses of the Trustee and the Paying Agents and all other amounts required to be paid hereunder or under the Financing Documents shall be paid to the Borrower upon the expiration or sooner termination of the Term of the Agreement.

         SECTION 5.4. REBATE FUND. (A) There shall be credited to the Rebate Fund all amounts required to be credited thereto from interest earnings or net gain on disposition of investments pursuant to this Article V.

         (B) On the first Business Day following each Computation Period (as defined in the Tax Regulatory Agreement), upon direction in writing from the Borrower, pursuant to the Tax Regulatory Agreement, the Trustee shall withdraw from the Funds and Accounts and deposit to the Rebate Fund an amount such that the amount held in the Rebate Fund after such deposit is equal to the Rebatable Arbitrage (as defined in the Tax Regulatory Agreement) calculated as of the last day of the Computation Period; provided, however, that the Trustee may transfer monies from any Fund or Account only to the extent such transfer does not result in an Event of Default hereunder. In the event of any deficiency, the balance required shall be provided by the Borrower pursuant to Section 8.3 of the Tax Regulatory Agreement. Computations of the amounts on deposit in each Fund and Account and of the Rebatable Arbitrage shall be furnished to the Trustee by the Borrower in accordance with Section 8.3 of the Tax Regulatory Agreement. Any amounts on deposit in the Rebate Fund in excess of the Rebatable Arbitrage shall be deposited to the Debt Service Fund.

         (C) The Trustee, upon receipt of written instructions from an Authorized Representative of the Borrower in accordance with Section 8.3 of the Tax Regulatory Agreement, shall pay to the United States out of amounts in the Rebate Fund (1) not later than 30 days after the end of each five-year period following the date of issuance of the Bonds, an amount such that, together with amounts previously paid, the total amount paid to the United States is equal to 90% of the Rebatable Arbitrage calculated as of the end of the most recent Computation Period, and (2) not later than 30 days after the date on which all of the Bonds have been paid or redeemed, 100% of the Rebatable Arbitrage as of the end of the final Computation Period.

         (D) In transferring any funds to the Rebate Fund and making any payments to the United States from the Rebate Fund, the Trustee may rely on the written directions and computations provided it by the Borrower and the Trustee shall be relieved of all liability with respect to the making of such transfers and payments in accordance with the foregoing.

         SECTION 5.5. RENEWAL FUND. (A) Subject to the provisions of the Mortgage, there shall be paid into the Renewal Fund all amounts to be deposited therein pursuant to Section 5.3 of the Agreement, and such amounts shall be applied as provided therein.

         (B) Any surplus remaining in the Renewal Fund after the completion of any payments for the replacement, repair, reconstruction, alteration, relocation or restoration, of the Project with respect to any event of damage, destruction or condemnation shall be transferred to the Redemption Account of the Debt Service Fund, but the excess, if any, of such amount as will be sufficient to discharge and satisfy this Indenture and pay all Bonds as provided in Section 12.1 hereof shall be paid over to the Borrower free and clear of any pledge or lien hereunder.

         SECTION 5.6. INVESTMENT OF FUNDS AND ACCOUNTS. (A) Except as otherwise provided in this Indenture, amounts in the Funds and Accounts held hereunder shall, if and to the extent then permitted by law, be invested in Authorized Investments. Investments authorized under this Section shall be made by the Trustee at the written request of an Authorized Representative of the Borrower, and may be made by the Trustee through its own bond department. Any investment hereunder shall be made in accordance with the Tax Regulatory Agreement, including particularly the terms and conditions of
Article VII thereof relating to arbitrage. Such investments shall mature in such amounts and at such times as may be necessary to provide funds when needed to make payments from such Funds and Accounts, and any such investments shall, subject to the provisions hereof, including, without limitation, 5.6(B) below, at all times be deemed to be a part of the Fund and Account, from which the investment was made.

         (B) Except as provided in the following sentence, the income or interest earned and gains realized in excess of losses suffered by any Fund and Account held hereunder from the date of delivery of the Bonds shall be credited to the Principal and Interest Account of the Debt Service Fund (except income or interest earned and gains realized in excess of losses suffered by the Rebate
Fund). Income or interest earned and gains realized in excess of losses suffered by the Refunding Fund shall be transferred to, or applied at the direction of, the Borrower on the date of the refunding of the Prior Obligations.

         (C) Prior to each Interest Payment Date on the Bonds, the Trustee shall notify the Borrower of the amount of any net investment income or gain received and collected subsequent to the preceding interest payment date and the amount then available in the Debt Service Fund.

         SECTION 5.7. NON-PRESENTMENT OF BONDS. In the event any Bond shall not be presented for payment when the remaining principal thereof becomes due, either at final maturity, or at the date fixed for redemption thereof, or otherwise, and funds sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the holder or holders thereof, all liability of the Authority to the holder thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond. Funds remaining with the Trustee as above unclaimed for six years shall be paid to the Borrower.

                                   ARTICLE VI
                               REDEMPTION OF BONDS

         SECTION 6.1. PRIVILEGE OF REDEMPTION AND REDEMPTION PRICE. Bonds or portions thereof subject to redemption prior to maturity shall be redeemable, upon mailed notice as provided in this Article, at the times, at the Redemption Prices and upon such terms, in addition to and consistent with the terms contained in this Article, as shall be specified in Section 2.4 hereof and in such Bonds.

         SECTION 6.2. SELECTION OF BONDS TO BE REDEEMED. So long as the Bonds are in book-entry form, when Bonds are called, allocation shall be made by DTC or any successor securities depository and not by the Authority or the Trustee. In the event of redemption of less than all the Outstanding Bonds of like maturity, the Trustee shall select by lot, using such method of selection as it shall deem proper in its discretion, the principal amount of such Bonds to be redeemed. For purposes of this Section, Bonds or portions of Bonds which have theretofore been selected by lot for redemption shall not be deemed Outstanding. In the event that the book-entry system is discontinued, if less than all of the Bonds are to be redeemed at the option of the Borrower, the Bonds or portion thereof to be redeemed shall be selected by the Borrower.

         SECTION 6.3. NOTICE OF REDEMPTION. Except with respect to deceased Bondholders redemptions as described in Section 2.4(D) hereof (the notice provisions relating to which are set forth in the Form of Bond contained in the recitals to this Indenture), when redemption is required or permitted by this Indenture, upon written notification of the Trustee by the Borrower of such redemption not less than seven (7) days prior to the date on which the Trustee must give notice to Holders as provided in this Section or the Letter of Representation among the Authority, the Trustee and DTC (if the book entry system is still in effect), the Trustee shall give notice of such redemption in the name of the Authority, specifying the subsection of Section 2.4 hereof under which the redemption is to be made, the numbers and amounts of the Bonds or portions thereof to be redeemed, the redemption date and the place or places where amounts due upon such redemption will be payable. Such notice shall further state that on such date there shall become due and payable upon each Bond or portion thereof to be redeemed the Redemption Price thereof together with interest accrued to the redemption date and all other amounts then due under the Financing Documents, and that from and after such date interest thereon shall cease to accrue and be payable. Alternatively, at the option of the Authority, such notice may state that it is subject to the receipt of the redemption moneys by the Trustee on or before the date fixed for redemption and which notice shall be of no effect unless such moneys are so received on or before such date. Notice of redemption shall be given by the Trustee in the name and on behalf of the Authority by mailing a copy of each such notice to the registered owner of each Bond by first-class mail postage prepaid, addressed to him at his last known address as it appears upon the bond register, no more than forty-five (45) nor less than thirty (30) days prior to the date fixed for redemption. Such notice shall be effective when mailed and any failure to receive such notice shall not affect the validity of the proceedings for redemption. In the event of a postal strike, the Trustee shall give notice by other appropriate means selected by the Trustee in its discretion.

         SECTION 6.4. PAYMENT OF REDEEMED BONDS. (A) Notice having been given in the manner provided in Section 6.3 hereof, the Bonds or portions thereof so called for redemption shall become due and payable on the redemption dates so designated at the Redemption Price, plus interest accrued to the redemption date and all other amounts then due under the Financing Documents. If, on the redemption date, monies for the redemption of all the Bonds or portions thereof to be redeemed, together with interest to the redemption date, and all other amounts then due under the Financing Documents, shall be held by the Paying Agent so as to be available therefor on such date and if notice of redemption shall have been given as aforesaid, then, from and after the redemption date, interest on the Bonds or portions thereof so called for redemption shall cease to accrue and become payable. If such monies shall not be so available on the redemption date, such Bonds or portions thereof shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

         (B) Payment of the Redemption Price together with interest and all other amounts then due to the Bondholders under the Financing Documents shall be made to or upon the order of the registered owner, only upon presentation of the Bond for cancellation or notation as provided in Section 6.6 hereof.

         SECTION 6.5. NOTICE TO AUTHORITY AND BORROWER OF DECEASED BONDHOLDER REDEMPTION. Not later than ten Business Days after receipt of a request for redemption pursuant to Section 2.4(D) hereof by the Trustee, the Trustee shall give notice to the Authority and the Borrower specifying the amount of Bonds requested to be redeemed, the amount of Bonds eligible for redemption, the date on which such Bonds eligible for redemption shall be redeemed and the amount of funds required to be deposited in the Redemption Account.

         SECTION 6.6. CANCELLATION OF REDEEMED BONDS. (A) All Bonds redeemed in full under the provisions of this Article shall forthwith be cancelled and destroyed by the Trustee and a certificate of destruction furnished to the Authority, and no Bonds shall be executed, authenticated, issued or delivered in exchange or substitution therefor or for or in respect of any paid portion of a fully registered Bond. In the event that a portion only of a Bond shall be so called for redemption, then, at the option of the registered owner thereof if such owner is a securities depository, such Bond may be either submitted to the Trustee for notation thereon of the payment of the portion of the principal thereof called for redemption or surrendered for redemption. If so surrendered, one or more new Bonds shall be issued for the unredeemed portion hereof.

         (B) If there shall be called for redemption less than all of a Bond, the Authority shall execute and the Trustee shall authenticate and deliver, upon the surrender of such Bond, without charge to the owner thereof, for the unredeemed balance of the principal amount of the Bond so surrendered, Bonds in any of the authorized denominations.

                                   ARTICLE VII
                              PARTICULAR COVENANTS

         SECTION 7.1. NO PECUNIARY LIABILITY ON AUTHORITY OR OFFICERS. (A) No covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Authority or the breach thereof, shall constitute or give rise to a charge upon its general credit, or impose upon the Authority a pecuniary liability except as set forth herein. In making the agreements, provisions and covenants set forth in this Indenture, the Authority has not obligated itself except with respect to the application of the Revenues as hereinabove provided.

         (B) All covenants, stipulations, promises, agreements and obligations of the Authority contained herein shall be deemed to be covenants, stipulations, promises, agreements and obligations of the Authority and not of any member, officer, agent or employee thereof in his individual capacity. No recourse shall be had for the payment of the principal or Redemption Price, if any, of or interest on the Bonds, for the performance of any obligation hereunder, or for any claim based thereon or hereunder against any such member, officer, agent or employee or against any natural person executing the Bonds. No such member, officer, agent, employee or natural person is or shall become personally liable for any such payment, performance or other claim, and in no event shall any monetary or deficiency judgment be sought or secured against any such member, officer, agent, employee or other natural person.

         SECTION 7.2. PAYMENT OF PRINCIPAL, REDEMPTION PRICE, IF ANY, AND INTEREST. The Authority covenants that it will promptly pay, solely from the Revenues or other monies derived in connection with the Project or otherwise available hereunder, the principal or Redemption Price, if any, of and interest on every Bond issued under this Indenture, together with all other amounts due under the Financing Documents, at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof.

         SECTION 7.3. PERFORMANCE OF COVENANTS. The Authority covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto. The Authority covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, to create, accept and assign the liens in the property described herein and created hereby, to grant the security interest herein provided, to assign the Financing Documents and to pledge the revenues and other amounts hereby pledged in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the holders and owners thereof are and will be valid and enforceable obligations according to their terms and the terms of this Indenture, except to the extent that such enforceability may be limited by bankruptcy or insolvency or other laws affecting creditors' rights generally or by general principles of equity.

         SECTION 7.4. FURTHER ASSURANCES. The Authority and the Trustee each covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the other may reasonably require for the better assuring, transferring, conveying pledging, assigning and confirming unto the Trustee all and singular the property and rights assigned hereby and the amounts pledged hereby to the payment of the principal or Redemption Price, if any, of and interest on the Bonds and all other amounts due under the Financing Documents.

         SECTION 7.5. INSPECTION OF PROJECT BOOKS. The Authority covenants and agrees that all books and documents in its possession relating to the Project and the revenues derived from the Project shall at all times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

         SECTION 7.6. RIGHTS UNDER FINANCING DOCUMENTS. The Financing Documents, originals or duly executed counterparts of which have been filed with the Trustee, set forth the covenants and obligations of the Authority and the Borrower, including provisions that subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof, the Financing Documents may not be effectively amended, changed, modified, altered or terminated without the written consents provided for therein, and reference is hereby made to the same for a detailed statement of the covenants and obligations of the Borrower thereunder. Subject to the provisions of Article IX hereof and to the extent explicitly set forth herein and in the Loan Agreement, the Trustee agrees to enforce all covenants and obligations of the Borrower under the Financing Documents and it is agreed that the Trustee may and is hereby granted the right to enforce all rights of the Authority and all obligations of the Borrower under and pursuant to the Financing Documents. Nothing in this Section shall permit any reduction in the payments required to be made by the Borrower under or pursuant to the Financing Documents or any alteration in the terms of payment thereof. All covenants and agreements on the part of the Authority shall, except as otherwise specifically provided herein, be for the benefit of the holders from time to time of the Bonds and may be enforced in the manner provided by Article VIII hereof on behalf of such holders by the Trustee.

         SECTION 7.7. CREATION OF LIENS, INDEBTEDNESS. The Authority shall not create or suffer to be created any lien or charge upon or pledge of the Revenues, except the lien, charge and pledge created by this Indenture and the Bonds. The Authority shall not incur any indebtedness or issue any evidence of indebtedness, other than the Bonds herein authorized, secured by a lien on or pledge of such Revenues.

         SECTION 7.8. RECORDING AND FILING. The Authority covenants that it will cause the Financing Documents, this Indenture and all supplements thereto and hereto, as well as such other security agreements, financing statements, and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the holders and owners of the Bonds and the rights of the Trustee hereunder.

                                  ARTICLE VIII
                             REMEDIES OF BONDHOLDERS

         SECTION 8.1. EVENTS OF DEFAULT; ACCELERATION OF DUE DATES. (A) Each of the following events is hereby defined as and shall constitute an "Event of Default":

                  (1) Failure to duly and punctually pay (a) the interest or (b) any installment of the principal or Redemption Price of any Bond, whether at the stated maturity thereof or upon proceedings for redemption thereof (excluding redemptions for which a conditional notice has been given in accordance with Section 6.3 of this Indenture in which case the failure to pay the Redemption Price of any Bonds shall not constitute an Event of Default under this Section 8.1(1) unless monies are on deposit with the Trustee and available to pay the Redemption Price on the redemption date), and the continuance of such failure for a period of more than five (5) Business Days.

                  (2) Failure to duly and punctually pay any amount, other than the amounts specified in (1) above, due under the Financing Documents and the continuance of such failure for more than thirty (30) days.

                  (3) Failure to perform or observe any other of the covenants, agreements or conditions on the part of the Authority in this Indenture or in the Bonds contained and not otherwise a default hereunder and the continuance thereof for a period of sixty (60) days after written notice given by the Trustee or by the owners of not less than 51% of the principal amount of Bonds then Outstanding.

                  (4) The occurrence of an "Event of Default" under any of the Financing Documents (other than the Disclosure Agreement).

         (B) Subject to Sections 6.4(B) and 7.2(C) of the Loan Agreement, upon the happening and continuance of any Event of Default specified in subsection 8.1(A) hereof (unless the principal of all the Bonds shall have already become due and payable), the Trustee (a) upon request in writing to the Authority and the Trustee from the Bond Insurer or, if the Bond Insurance Policy is no longer in effect and if such Event of Default is specified in (1) or (2) above, shall, or (b) if the Bond Insurance Policy is no longer in effect, the Trustee may, and upon request in writing from the owners of not less than 51% in principal amount of the Bonds then Outstanding, shall, declare the principal of all the Bonds then Outstanding, and the interest accrued thereon, to be due and payable immediately, and upon such declaration the same shall become and be immediately due and payable, anything in this Indenture or in any of the Bonds contained to the contrary notwithstanding.

         (C) The right of the Trustee or of the owners of not less than 51% in principal amount of the Outstanding Bonds to make any declaration authorized under subsection 8.1(B) hereof with respect to any failure under subsection 8.1(A)(1) hereof, however, is subject to the condition that if, at any time before such declaration, all overdue installments of interest upon the Bonds and the principal of all Bonds which shall have matured by their terms, together with the reasonable and proper charges, expenses and liabilities of the Trustee, shall either be paid by or for account of the Authority or provision satisfactory to the Trustee shall be made for such payment, and all other events of default cured and waived as provided in Section 8.11 then in every such case any such default and its consequences shall ipso facto be deemed to be annulled, but no such annulment shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

         SECTION 8.2. ENFORCEMENT OF REMEDIES. (A) Upon the happening and continuance of any Event of Default, then and in every case, but subject to the provisions of Section 9.2 hereof and Sections 6.4(B) and 7.2(C) of the Loan Agreement, the Trustee, with the consent of the Bond Insurer, may proceed, and upon the written request of the Bond Insurer or the owners of not less than 51% in the principal amount of the Bonds Outstanding, with the consent of the Bond Insurer, shall proceed, to protect and enforce its rights and the rights of the Bondholders under the Act, the Bonds, the Financing Documents and this Indenture, and under any agreement executed in connection with the foregoing, forthwith by such suits, actions or special proceedings in equity or at law, or by proceedings in the office of any board or officer having jurisdiction, whether for the specific performance of any covenant or agreement contained in this Indenture or the Financing Documents or in aid of the execution of any power granted therein or in the Act or for the enforcement of any legal or equitable rights or remedies as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce such rights or to perform any of its duties under this Indenture; provided, that, no such consent of the Bond Insurer shall be required if the Bond Insurance Policy is no longer in effect or if the Bond Insurer is in default under the Bond Insurance Policy.

         (B)      [Reserved]

         (C) Subject to the provisions of Section 8.2(E) below, in the enforcement of any right or remedy under this Indenture or under the Act, the Trustee shall be entitled to sue for, enforce payment on and receive any or all amounts then or during any default becoming, and any time remaining, due from the Authority for principal, Redemption Price, interest or otherwise under any of the provisions of the Financing Documents, this Indenture or of the Bonds, and unpaid, and, to the extent permitted by law, with interest on overdue payments at the applicable rate or rates of interest specified in the Bonds, together with any and all costs and expenses of collection and of all proceedings under the Financing Documents, this Indenture and under the Bonds, without prejudice to any other right or remedy of the Trustee or of the Bondholders, and to recover and enforce judgment or decree against the Authority, but solely as provided in the Financing Documents, this Indenture and in the Bonds, for any portion of such amounts remaining unpaid, with interest, to the extent permitted by law, costs and expenses, and to collect in any manner provided by law, the moneys adjudged or decreed to be payable.

         (D) Regardless of the happening of an Event of Default, the Trustee, if requested in writing by the owners of not less than 51% in principal amount of the Bonds then Outstanding with the consent of the Bond Insurer, while the Bond Insurance Policy is in effect and the Bond Insurer is not in default thereunder, and furnished with reasonable security and indemnity, shall institute and maintain such suits and proceedings as it may be advised shall be necessary or expedient to prevent any impairment of the security under this Indenture by any acts which may be unlawful or in violation of this Indenture or of any resolution authorizing Bonds, and such suits and proceedings as the Trustee may be advised shall be necessary or expedient to preserve or protect its interests and the interests of the Bondholders; but no such request shall be otherwise than in accordance with the provisions of law and of the Indenture or be unduly prejudicial to the interests of the holders of Bonds not making such request.

         (E) Anything in this Indenture to the contrary notwithstanding, but subject to Section 9.2 hereinbelow, upon the occurrence and continuance of an Event of Default as defined herein, the Bond Insurer, so long as the Bond Insurance Policy is in effect and the Bond Insurer is not in default thereunder, shall be entitled to control and direct the enforcement of all rights and remedies granted to the holders of the Bonds or the Trustee for the benefit of the holders of the Bonds under this Indenture, including, without limitation,
(i) the right to accelerate the principal of the Bonds as described in this Indenture and (ii) the right to annul any declaration of acceleration, and the Bond Insurer shall also be entitled to approve all waivers of Events of Default.

         (F) The Bond Insurer's rights under this Article VIII shall be suspended in the event that the Bond Insurer is in default under the Bond Insurance Policy. The preceding sentence shall not affect or limit the Bond Insurer's rights obtained by virtue of subrogation upon payment of any amounts due and owing with respect to the Bonds.

         SECTION 8.3. APPLICATION OF REVENUE AND OTHER MONEYS AFTER DEFAULT. (A) All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article, after payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses, liabilities and advances incurred or made by the Trustee and any Paying Agent, shall be deposited in the applicable account of the Debt Service Fund and all moneys so deposited in such Fund and available for payment of the Bonds shall be applied as follows:

                  (1) Unless the principal of all of the Bonds shall have become or have been declared due and payable:

         FIRST To the payment of all amounts due under the Financing Documents, exclusive of unpaid principal and interest on the Note;

         SECOND To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or preference; and

         THIRD To the payment to the persons entitled thereto of the unpaid principal or Redemption Price, if any, of any of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in order of maturity, from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, then to the payment ratably, according to the amount of principal or Redemption Price due on such date, to the persons entitled thereto without any discrimination or preference.

                  (2) If the principal of all the Bonds shall have become or have been declared due and payable, to the payment of all amounts due under the Financing Documents, then to the payment of the principal and interest (at the rate or rates expressed thereon) then due and unpaid upon the Bonds without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference.

         (B) Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date upon which such application shall be made. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the owner of any Bonds until such Bonds shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

         (C) Whenever all Bonds and interest thereon and all other amounts due under the Financing Documents have been paid under the provisions of this Section and all fees, expenses and charges of the Trustee and Paying Agents have been paid, any balance remaining in the Debt Service Fund shall be paid to or upon the order of the Borrower.

         SECTION 8.4. ACTIONS BY TRUSTEE. All rights of action under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceedings instituted by the

Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any owners of the Bonds, and any recovery of judgment, subject to the provisions of Section 8.3 hereof, shall be for the benefit of the holders of the Outstanding Bonds.

         SECTION 8.5. MAJORITY BONDHOLDERS CONTROL PROCEEDINGS. Subject to Sections 8.2(E) and 13.3 hereof and Section 7.2(C) of the Loan Agreement, the holders of at least 51% in aggregate principal amount of Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of the Indenture, or for any other proceedings hereunder; but such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

         SECTION 8.6. INDIVIDUAL BONDHOLDER ACTION RESTRICTED. (A) No owner of the Bonds shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of any provision of this Indenture or the execution of any trust under this Indenture or for any remedy under this Indenture, unless such owners shall have previously given to the Trustee written notice of the happening of an "Event of Default", as provided in this Article, and the owners of at least 51% in principal amount of the Bonds then Outstanding shall have filed a written request with the Trustee, and shall have offered it reasonable opportunity, either to exercise the powers granted in this Indenture or by the Act or by the laws of the State or to institute such action, suit or proceeding in its own name, and unless such owners shall have offered to the Trustee adequate security and indemnity against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall have refused to comply with such request for a period of sixty days after receipt by it of such notice, request and offer of indemnity, it being understood and intended that no owner of any Bond shall have any right in any manner whatever by his or their action to affect, disturb or prejudice the pledge created by this Indenture, or to enforce any right under this Indenture, except in the manner herein provided; and that all proceedings at law or in equity to enforce any provision of this Indenture shall be instituted, had and maintained in the manner provided in this Indenture and for the equal benefit of all owners of the Outstanding Bonds.

         (B) Nothing herein or in the Bonds contained shall affect or impair the right of any owner of the Bonds to payment of the principal or Redemption Price, if any, of and interest on any Bond or other amounts due under the Financing Documents at and after the maturity thereof, or the obligation of the Authority to pay the principal or Redemption Price, if applicable, of and interest on each of the Bonds or other amounts due under the Financing Documents to the respective owners thereof at the time, place, from the source and in the manner herein and in such Bonds expressed.

         SECTION 8.7. EFFECT OF DISCONTINUANCE OF PROCEEDINGS. In case any proceeding taken by the Trustee on account of any Event of Default shall have been dismissed, discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Authority, the Trustee, and the owners of the Bonds shall be restored, respectively, to their former positions and rights hereunder, and all rights, remedies, powers and duties of the Trustee shall continue as though no such proceedings had been taken.

         SECTION 8.8. REMEDIES NOT EXCLUSIVE. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or to the owners of the Bonds is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         SECTION 8.9. DELAY OR OMISSION UPON DEFAULT. No delay or omission of the Trustee or of the owners of any Bond to exercise any right or power arising upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any such default or any acquiescence therein; and every power and remedy given by this Article to the Trustee and the owner of any Bond, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the owner of the Bonds.

         SECTION 8.10. NOTICE OF DEFAULT. The Trustee shall promptly mail, to each owner of the Bonds, written notice of the occurrence of any Event of Default of which it has actual knowledge. Actual knowledge means the actual knowledge of an officer in the Trustee's corporate trust administration department. The Trustee shall not, however, be subject to any liability to any owner of the Bonds by reason of its failure to mail any notice required by this Section.

         SECTION 8.11. WAIVERS OF DEFAULT. Subject to the provisions of Section 8.2(E) hereof, the Trustee shall waive any Event of Default hereunder and its consequences upon the written request of the owners of 51% in aggregate principal amount of the Bonds then Outstanding; except that there shall not be waived without the consent of the owners of all the Bonds Outstanding (a) any default in the payment of the principal of and Redemption Price on any Outstanding Bonds at the date of maturity specified therein or (b) any default in the payment when due of the interest on any such Bonds unless, prior to such waiver, all arrears of interest, at the rate borne by the Bonds on overdue installments of interest, to the extent permitted by law, in respect of which such default shall have occurred or all arrears of payments of principal due on the Bonds when due, as the case may be, and all expenses of the Trustee and any Paying Agent in connection with such default shall have been paid or provided for, and in case of any such waiver, or in case any proceeding taken by the Trustee on account of any such default shall have been dismissed, discontinued or abandoned or determined adversely, then and in every such case the Authority, the Trustee and the owners of the Bonds shall be restored to their former positions and rights hereunder respectively, but no such waiver, dismissal, discontinuance, abandonment or determination shall extend to any subsequent or other default, or impair any right consequent thereon.

                                   ARTICLE IX
                            TRUSTEE AND PAYING AGENTS

         SECTION 9.1. APPOINTMENT AND ACCEPTANCE OF DUTIES. (A) U.S. Bank National Association is hereby appointed as Trustee. The Trustee shall signify its acceptance of the duties and obligations of the Trustee by executing this Indenture. All provisions of this Article shall be construed as extending to and including all the rights, duties and obligations imposed upon the Trustee under the Agreement and the other Financing Documents as fully for all intents and purposes as if this Article were contained in the Agreement and the other Financing Documents.

         (B) The Trustee is hereby appointed as Paying Agent for the Bonds. The Authority may also from time to time appoint one or more other Paying Agents in the manner and subject to the conditions set forth in Section 9.10 hereof for the appointment of a successor Paying Agent. Each Paying Agent shall signify its acceptance of the duties and obligations imposed upon it by this Indenture by executing and delivering to the Authority and to the Trustee a written acceptance thereof. The principal offices of the Paying Agents are designated as the respective offices or agencies of the Authority for the payment of the interest on and principal or Redemption Price of the Bonds, except that interest on all registered Bonds and the principal and Redemption Price of all registered Bonds shall be payable at the corporate trust office of the Trustee located in Hartford, Connecticut.

         SECTION 9.2. INDEMNITY. The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance in or in any way defend any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified and provided with adequate security to its satisfaction against any and all reasonable costs and expenses, outlays, and counsel fees and other disbursements, and against all liability not due to its willful misconduct, gross negligence or bad faith.

         The Trustee shall be indemnified for and held harmless against any loss, liability or expense incurred without gross negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that payment of such funds or adequate indemnity against such risk or liability is not assured to it.

         SECTION 9.3. RESPONSIBILITIES OF TRUSTEE. (A) The Trustee shall have no responsibility in respect of the validity or sufficiency of this Indenture or the security provided hereunder or the due execution hereof by the Authority, or in respect of the title or the value of the Project, or in respect of the validity of any Bonds authenticated and delivered by the Trustee in accordance with this Indenture or to see to the recording or filing of the Indenture or any financing statement (except the filing of continuation statements as provided in Section 9.13 hereof) or any other document or instrument whatsoever. The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Authority and not by the Trustee, and the Trustee does not assume any responsibility for the correctness of the same; except that the Trustee shall be responsible for its representation contained in its certificate on the Bonds. The obligation hereunder to pay or reimburse the Trustee for expenses, advances, reimbursements and to indemnify and hold harmless the Trustee pursuant to Section 9.2 hereof shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of all obligations under this Indenture.

         (B) The Trustee shall not be liable or responsible because of the failure of the Authority to perform any act required of it by this Indenture or the Financing Documents or because of the loss of any monies arising through the insolvency or the act or default or omission of any depositary other than itself in which such monies shall have been deposited. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other monies deposited with it and paid out, invested, withdrawn or transferred in accordance herewith or for any loss resulting from any such investment. The Trustee shall not be liable in connection with the performance of its duties hereunder except for its own willful misconduct, gross negligence or bad faith. The immunities and exemptions from liability of the Trustee shall extend to its directors, officers, employees and agents.

         (C) The Trustee, prior to the occurrence of an Event of Default and subsequent to an Event of Default that has been cured, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred of which the Trustee has actual knowledge (as defined in Section 8.10 hereinabove) and which has not been cured the Trustee, subject to Section 9.2 hereof, shall exercise such of the rights and powers vested in it hereby and use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (D) The Trustee shall in all instances act in good faith in incurring costs, expenses and legal fees in connection with the transactions contemplated by this Indenture and the Agreement.

         (E) The Trustee shall not be liable or responsible for the failure of the Borrower to effect or maintain insurance on the Project as provided in the Financing Documents nor shall it be responsible for any loss by reason of want or insufficiency in insurance or by reason of the failure of any insurer in which the insurance is carried to pay the full amount of any loss against which it may have insured the Authority, the Borrower, the Trustee or any other person.

         SECTION 9.4. COMPENSATION. The Trustee and Paying Agents shall be entitled to receive and collect from the Borrower as provided in the Financing Documents payment for reasonable fees for services rendered hereunder and all advances, counsel fees and expenses and other expenses reasonably and necessarily made or incurred by the Trustee or Paying Agents in connection therewith.

         SECTION 9.5. EVIDENCE ON WHICH TRUSTEE MAY ACT. (A) In case at any time it shall be necessary or desirable for the Trustee to make any investigation concerning any fact preparatory to taking or not taking any action, or doing or not doing anything, as such Trustee, and in any case in which this Indenture or the Financing Documents provide for permitting or taking any action, it may rely upon any certificate required or permitted to be filed with it under the provisions hereof or of the Financing Documents, and any such certificate shall be evidence of such fact or protect it in any action that it may or may not take, or in respect of anything it may or may not do, in good faith, by reason of the supposed existence of such fact.

         (B) The Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith, reasonably and in accordance with the terms of this Indenture or the Financing Documents, upon any resolution, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document which it shall in good faith reasonably believe to be genuine and to have been adopted or signed by the proper board or person, or to have been prepared and furnished pursuant to any of the provisions of this Indenture or the Financing Documents, or upon the written opinion of any attorney (who may be an attorney for the Authority or the Borrower), engineer, appraiser, or accountant reasonably believed by the Trustee to be qualified in relation to the subject matter. The Trustee is not required to investigate the qualifications of any such expert.

         (C) Notwithstanding any other provision of this Indenture, in determining whether the rights of the holders of any of the Bonds will be adversely affected by any action taken pursuant to the terms and provisions of this Indenture, the Trustee (or any Paying Agent) shall consider the effect on the holders of the Bonds as if there were no Bond Insurance Policy then in effect.

         SECTION 9.6. EVIDENCE OF SIGNATURES OF OWNERS OF THE BONDS AND OWNERSHIP OF BONDS. (A) Any request, consent, revocation of consent or other instrument which this Indenture may require or permit to be signed and executed by the owners of the Bonds may be in one or more instruments of similar tenor, and shall be signed or executed by such owners of the Bonds in person or by their attorneys appointed in writing. Proof of (i) the execution of any such instrument, or of any instrument appointing any such attorney, or (ii) the holding by any person of the Bonds shall be sufficient for any purpose of this Indenture (except as otherwise herein expressly provided) if made in the following manner, or in any other manner satisfactory to the Trustee, which may nevertheless in its discretion require further or other proof in cases where it deems the same desirable:

                  (1) The fact and date of the execution by any owner of the Bonds or his attorney of such instruments may be proved by a guarantee of the signature thereon by an officer of a bank or trust company or by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the person signing such request or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. Where such execution is by an officer of a corporation or a member of an association, a limited liability company or a partnership, on behalf of such corporation, association, limited liability company or partnership, such signature guarantee, certificate or affidavit shall be accompanied by sufficient proof of his authority.

                  (2) The ownership of registered Bonds and the amount, numbers and other identification, and date of owning the same shall be proved by the registry books.

         (B) Except as otherwise provided in Section 10.3 hereof with respect to revocation of a consent, any request or consent by the owner of any Bond shall bind all future owners of such Bond in respect of anything done or suffered to be done by the Authority or the Trustee or any Paying Agent in accordance therewith.

         SECTION 9.7. TRUSTEE AND ANY PAYING AGENT, MAY DEAL IN BONDS AND WITH BORROWER. Any national banking association, bank or trust company acting as a Trustee, or Paying Agent, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any owner of the Bonds may be entitled to take and may otherwise deal with the Borrower with like effect as if such association, bank or trust company were not such Trustee or Paying Agent.

         SECTION 9.8. RESIGNATION OR REMOVAL OF TRUSTEE. (A) The Trustee may resign and thereby become discharged from the trusts created under this Indenture by notice in writing to be given to the Authority, the Borrower and the Bond Insurer (so long as the Bond Insurance Policy is in effect and the Bond Insurer is not in default thereunder) and by notice mailed, postage prepaid to the owners of the Bonds not less than sixty (60) days before such resignation is to take effect, but such resignation shall not take effect until the appointment of a successor Trustee pursuant to Section 9.9 hereof and such successor Trustee shall accept such trust.

         (B) The Trustee may be removed at any time thirty (30) days after an instrument or concurrent instruments in writing, is filed with the Trustee and signed by either the Bond Insurer or the owners of not less than a majority in principal amount of the Bonds then Outstanding or their attorneys-in-fact duly authorized, but such removal shall not take effect until the appointment of a successor Trustee pursuant to Section 9.9 hereof and such successor Trustee shall accept such trust. The Trustee shall promptly give notice of such filing to the Authority.

         SECTION 9.9. SUCCESSOR TRUSTEE. (A) If at any time the Trustee shall resign, or shall be removed, be dissolved or otherwise become incapable of acting or shall be adjudged a bankrupt or insolvent, or if a receiver, liquidator or conservator thereof, or of its property, shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs, the position of Trustee shall thereupon become vacant. If the position of Trustee shall become vacant for any of the foregoing reasons or for any other reason, the Authority shall appoint a successor Trustee to fill such vacancy. If the Authority fails to act prior to the date of resignation of any Trustee or within fifteen days after the position of Trustee becomes vacant, the Trustee may appoint a temporary successor Trustee. The Authority may thereafter appoint a successor Trustee to succeed such temporary Trustee. Within forty-five (45) days after such appointment, the successor Trustee shall cause notice of such appointment to be mailed, postage prepaid, to the Borrower and all owners of the Bonds.

         (B) At any time within one year after such vacancy shall have occurred, the owners of a majority in principal amount of the Bonds then Outstanding, by an instrument or concurrent instruments in writing, signed by such owners of the Bonds or their attorneys-in-fact thereunto duly authorized and filed with the Authority, may appoint a successor Trustee, which shall, immediately and without further act, supersede any Trustee theretofore appointed. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section, the owner of any Bond then Outstanding or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee. In either event, within thirty (30) days after such appointment, the successor Trustee shall cause notice of such appointment to be marked, postage prepaid, to the Borrower.

         (C) Any Trustee appointed under this Section shall be a national banking association or a bank or trust company duly organized under the laws of the State or under the laws of any state of the United States authorized to exercise corporate trust powers and shall be acceptable to the Bond Insurer (so long as the Bond Insurance Policy is in effect and the Bond Insurer is not in default thereunder). At the time of its appointment, any successor Trustee shall have a capital stock and surplus aggregating not less than $100,000,000.

         (D) Every successor Trustee shall execute, acknowledge and deliver to its predecessor, and also to the Authority, an instrument in writing accepting such appointment, and thereupon such successor Trustee, without any further act, deed, or conveyance, shall become fully vested with all monies, estates, properties, rights, immunities, powers and trusts, and subject to all the duties and obligations of its predecessor, with like effect as if originally named as such Trustee; but such predecessor shall, nevertheless, on the written request of its successor or of the Authority, and upon payment of the compensation, expenses, charges and other disbursements of such predecessor which are due and payable pursuant to Section 9.4 hereof, execute and deliver an instrument transferring to such successor Trustee all the estate, properties, rights, immunities, powers and trusts of such predecessor, except any indemnification rights. Every predecessor Trustee shall also deliver all property and monies held by it under the Indenture to its successor. Should any instrument in writing from the Authority be required by any successor Trustee for more fully and certainly vesting in such Trustee, the estate, properties, rights, immunities, powers and trusts vested or intended to be vested in the predecessor Trustee any such instrument in writing shall, on request, be executed, acknowledged and delivered by the Authority. Any successor Trustee shall promptly notify the Paying Agents of its appointment as Trustee.

         (E) Any company into which the Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be a national banking association or a bank or trust company duly organized under the laws of any state of the United States, shall have a capital stock and surplus aggregating not less than $100,000,000, and shall be authorized by law to perform all the duties imposed upon it by the Indenture, shall be the successor to such Trustee, both in its capacity as Trustee and in its capacity as Paying Agent if the Trustee is serving as Paying Agent, without the execution or filing of any paper or the performance of any further act.

         (F) Any Trustee which becomes incapable of acting as Trustee shall pay over, assign and deliver to its successor any monies, funds or investments held by it in the manner provided in Section 9.9(D) and shall render an accounting to the Authority.

         SECTION 9.10. APPOINTMENT AND RESPONSIBILITIES OF PAYING AGENT. The initial Paying Agent shall be U.S. Bank National Association. The Paying Agent shall be entitled to the advice of counsel (who may be counsel for any party) and shall not be liable for any action taken in good faith in reliance on such advice. The Paying Agent may rely conclusively on any telephone or written notice, certificate or other document furnished to it under this Indenture and reasonably believed by it to be genuine. The Paying Agent shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed under this Indenture or omitted to be taken by it by reason of the lack of direction or instruction required for such action, or be responsible for the consequences of any error of judgment reasonably made by it. When any payment or other action by the Paying Agent is called for by this Indenture, it may defer such action pending receipt of such evidence, if any, as it may reasonably require in support thereof. A permissive right or power to act shall not be construed as a requirement to act. The Paying Agent shall not in any event be liable for the application or misapplication of funds, or for other acts or defaults, by any person, firm or corporation except by the Paying Agent's respective directors, officers, agents and employees. For the purposes of this Indenture matters shall not be considered to be known to the Paying Agent unless they are known to an officer in its corporate trust administration division. The Paying Agent shall not require indemnification prior to making any payment when due of principal, premium or interest on any Bond to be made by the Paying Agent to any Bondholder, except and unless such drawing or payment is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

         SECTION 9.11. RESIGNATION OR REMOVAL OF PAYING AGENT; SUCCESSORS. (A) Any Paying Agent may at any time resign and be discharged of the duties and obligations created by the Indenture by giving at least sixty days' written notice to the Authority, the Trustee and the Borrower. Any successor Paying Agent shall be appointed by the Authority, at the direction of the Borrower, with the approval of the Trustee, and shall be a bank or trust company duly organized under the laws of any state of the United States or a national banking association, having a capital stock and surplus aggregating at least $100,000,000, and willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed upon it by this Indenture. The Paying Agent may be removed at any time by the Authority at the direction of the Borrower by a written instrument filed with the Trustee and the Paying Agent. The Paying Agent may, but need not be, the same person as the Trustee.

         (B) If the position of Paying Agent shall become vacant for any reason, or if any bankruptcy, insolvency or similar proceeding shall be commenced by or against the Paying Agent, the Authority shall appoint a successor Paying Agent designated by the Borrower to fill the vacancy. A written acceptance of office shall be filed by the successor Paying Agent. The Trustee shall give notice of the appointment of a successor Paying Agent in writing to each Bondholder. The Trustee will promptly certify to the Borrower that it has mailed such notice to all Bondholders, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

         (C) Any corporation, association, limited liability company partnership or firm which succeeds to the business of the Paying Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of the Paying Agent under this Indenture and shall be subject to all the duties and obligations of the Paying Agent under this Indenture.

         The Paying Agent shall send or cause to be sent notice to Bondholders of a change of address for the delivery of Bonds or notice or the payment of principal of Bonds.

         SECTION 9.12. MONIES HELD FOR PARTICULAR BONDS. The amounts held by the Trustee or Paying Agents for the payment of the interest, principal or Redemption Price due on any date with respect to particular Bonds, on and after such date and pending such payment, shall be set aside on its books and held in trust by it for the owners of the Bonds entitled thereto. Such funds shall be invested in Federal Securities at the direction of the Borrower for the account of the Borrower or shall otherwise remain uninvested.

         SECTION 9.13. CONTINUATION STATEMENTS. The Trustee shall cause all continuation statements necessary to preserve and protect the security interest of the Trustee in the collateral pledged by the Authority in the granting clauses hereof to be filed in the applicable State offices so as to continue the perfected status thereof pursuant to the Uniform Commercial Code of the State.

         SECTION 9.14. OBLIGATION TO REPORT DEFAULTS. Upon an officer in the Trustee's corporate trust administration department becoming aware of any condition or event which constitutes, or with the giving of notice or the passage of time would constitute, an Event of Default under the Financing Documents or this Indenture, the Trustee shall deliver to the Authority a written notice stating the existence thereof and the action it proposes to take with respect thereto. Becoming aware means the actual knowledge of an officer in the Trustee's corporate trust department.

         SECTION 9.15. PAYMENTS DUE ON NON-BUSINESS DAY. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall, in the city of payment, be a day other than a Business Day, then payment of such amount shall be made as provided in the forms of the Bonds.

         SECTION 9.16. APPOINTMENT OF CO-TRUSTEE. (A) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate trustee or co-Trustee. The following provisions of this Section are adapted to these ends.

         (B) In the event that the Trustee appoints an additional individual or institution as a separate trustee or co-Trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate trustee or co-Trustee but only to the extent necessary to enable such separate trustee or co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-Trustee shall run to and be enforceable by either of them.

         (C) Should any instrument in writing from the Authority be required by the separate trustee or co-Trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Authority. In case any separate trustee or co-Trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-Trustee.

         SECTION 9.17. PROJECT DESCRIPTION. The Trustee shall maintain in current form as an Appendix to the Agreement a list of the property constituting the Project Realty and the Project Equipment and, on the basis of the descriptions furnished by the Borrower pursuant to the Agreement, shall amend the list in writing to reflect changes in the Project Realty and the Project Equipment.

                                    ARTICLE X
                             AMENDMENTS OF INDENTURE

         SECTION 10.1. LIMITATION ON MODIFICATIONS. This Indenture shall not be modified or amended in any respect except as provided in and in accordance with and subject to the provisions of this Article.

         SECTION 10.2. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF OWNERS OF THE BONDS. (A) Subject to paragraph (C) of the Section 10.2, the Authority may, from time to time and at any time, adopt Supplemental Indentures without notice to or consent of the owners of the Bonds or the Bond Insurer for any of the following purposes:

                  (1) To cure any formal defect, omission or ambiguity in this Indenture or in any description of property subject to the lien hereof, if such action is not adverse to the interests of the owners of the Bonds.

                  (2) To grant to or confer upon the Trustee for the benefit of the owners of the Bonds any additional rights, remedies, powers, authority or security which may lawfully be granted or conferred and which are not contrary to or inconsistent with this Indenture as theretofore in effect.

                  (3) To add to the covenants and agreements of the Authority in this Indenture other covenants and agreements to be observed by the Authority which are not contrary to or inconsistent with this Indenture as theretofore in effect.

                  (4) To add to the limitations and restrictions in this Indenture other limitations and restrictions to be observed by the Authority which are not contrary to or inconsistent with this Indenture as theretofore in effect.

                  (5) To confirm, as further assurance, any pledge under, and the subjection to any lien or pledge created or to be created by, this Indenture, of Revenues or other income from or in connection with the Project or of any other monies, securities or funds, or to subject to the lien or pledge of this Indenture additional revenues, properties or collateral.

                  (6) To make any other changes which do not materially adversely affect the interest of owners of the Bonds, as evidenced to the Trustee by an opinion of Bond Counsel.

                  (7) To enable the Authority and the Borrower to receive or maintain a rating on the Bonds from S&P and/or Moody's; provided, however, that nothing in this Section 10.2(7) shall limit or restrict the rights of Bondholders to consent to modifications, alterations or amendments to this Indenture as provided in Section 10.3 hereof.

         (B) Before the Authority shall adopt any Supplemental Indenture pursuant to this Section, there shall have been filed with the Trustee an opinion of Bond Counsel satisfactory to the Trustee stating that such Supplemental Indenture is authorized or permitted by this Indenture and the Act, complies with the terms of this Indenture, and that upon enactment it will be valid and binding upon the Authority in accordance with its terms.

         (C) Notwithstanding anything to the contrary contained herein, any provision of this Indenture expressly recognizing or granting rights in or to the Bond Insurer may not be amended in any manner which affects the rights of the Bond Insurer hereunder without the prior written consent of the Bond Insurer.

         SECTION 10.3. SUPPLEMENTAL INDENTURES WITH CONSENT OF OWNERS OF THE BONDS. (A) Subject to the terms and provisions contained in this Article, the Bond Insurer, unless the Bond Insurer is in default under the Bond Insurance Policy, in which case the owners of not less than 51% in aggregate principal amount of the Bonds then Outstanding (or in the event that the proposed change does not affect all owners of Bonds, the owners of not less than 51% of the Bonds so affected), shall have the right from time to time, to consent to and approve the adoption by the Authority of any Supplemental Indenture as shall be deemed necessary or desirable by the Authority for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained herein. Nothing herein contained shall permit, or be construed as permitting, without the consent of all of the owners of the Bonds affected thereby (i) a change in the terms of redemption or maturity of the principal of or the interest on any Outstanding Bond, or a reduction in the principal amount or redemption price of any Outstanding Bond or the rate of interest thereon, without the consent of the owner of such Bond, (ii) the creation of a lien upon or pledge of Revenues other than the lien or pledge created by this Indenture, (iii) a preference or priority of any Bond or Bonds over any other Bond or Bonds, or (iv) a reduction in the aggregate principal amount of the Bonds required for consent to such Supplemental Indenture.

         (B) If at any time the Authority shall determine to adopt any Supplemental Indenture for any of the purposes of this Section, it shall cause notice of the proposed Supplemental Indenture to be mailed, postage prepaid, to the Bond Insurer or, if the Bond Insurer is in default under the Bond Insurance Policy, all owners of the Bonds. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture, and shall state that a copy thereof is on file at the offices of the Trustee for inspection by the Bond Insurer or all owners of the Bonds, as the case may be.

         (C) Within one year after the date of such notice, the Authority may adopt such Supplemental Indenture in substantially the form described in such notice only if there shall have first been filed with the Authority (i) the written consent of the Bond Insurer or, if the Bond Insurer is in default under the Bond Insurance Policy, the written consent of the owners of not less than 51% in aggregate principal amount of the Bonds then Outstanding so affected, and
(ii) an opinion of counsel satisfactory to the Trustee stating that such Supplemental Indenture is authorized or permitted by this Indenture and complies with its terms, and that upon adoption it will be valid and binding upon the Authority in accordance with its terms. Each valid consent of a Bondholder shall be effective only if accompanied by proof of the owning, at the date of such consent, of the Bonds with respect to which such consent is given. A certificate or certificates by the Trustee that it has examined such proof and that such proof is sufficient in accordance with this Indenture shall be conclusive that the consents have been given by the owners of the Bonds described in such certificate or certificates. Any such consent shall be binding upon the owner of the Bonds giving such consent and upon any subsequent owner of such Bonds and of any Bonds issued in exchange therefor (whether or not such subsequent owner thereof has notice thereof), unless such consent is revoked in writing by the owner of such Bonds giving such consent or a subsequent owner thereof by filing such revocation with the Trustee prior to the adoption of such Supplemental Indenture.

         (D) If the owners of not less than the percentage of Bonds required by this Section, or the Bond Insurer, on their behalf, shall have consented to and approved the execution thereof as herein provided, no owner of any Bond shall have any right to object to the enactment of such Supplemental Indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the adoption thereof, or to enjoin or restrain the Authority from adopting the same or from taking any action pursuant to the provisions thereof.

         (E) Upon the adoption of any Supplemental Indenture pursuant to the provisions of this Section, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Authority, the Trustee, the Paying Agent, the Bond Insurer and all owners of Bonds then Outstanding shall thereafter be determined, exercised and enforced under this Indenture, subject in all respects to such modifications and amendments.

         SECTION 10.4. SUPPLEMENTAL INDENTURE PART OF THE INDENTURE. Any Supplemental Indenture adopted in accordance with the provisions of this Article shall thereafter form a part of this Indenture and all the terms and conditions contained in any such Supplemental Indenture as to any provisions authorized to be contained therein shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes. The Trustee shall execute any Supplemental Indenture adopted in accordance with the provisions of Sections
10.2 or 10.3 hereof; provided, however, that the Trustee may, but shall not be obligated to, enter into any such instrument which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                   ARTICLE XI
                        AMENDMENTS OF FINANCING DOCUMENTS

         SECTION 11.1. RIGHTS OF BORROWER. Anything herein to the contrary notwithstanding, any Supplemental Indenture under Article X hereof which affects in any manner any rights, powers, authority, duties or obligations of the Borrower under the Financing Documents or of any subsequent user of the Project or requires a revision of the Financing Documents or subsequent agreement with respect to the Project shall not become effective unless and until the Borrower or such subsequent user, as the case may be, shall have given its written consent signed by its duly Authorized Representative to such Supplemental Indenture.

         SECTION 11.2. AMENDMENTS OF FINANCING DOCUMENTS NOT REQUIRING CONSENT OF OWNERS OF THE BONDS. The Authority and the Trustee may, without the consent of or notice to the owners of the Bonds or the Bond Insurer, consent to any amendment, change or modification of the Financing Documents for the purpose of
(i) curing any ambiguity or formal defect therein or which, in the judgment of the Trustee will not materially prejudice the Trustee or the owners of the Bonds or (ii) to make any other changes which do not materially adversely affect the interests of the owners of the Bonds, as evidenced to the Trustee by an opinion of counsel. The Trustee shall have no liability to any owner of the Bonds or any other person for any action taken by it in good faith pursuant to this Section.

         SECTION 11.3. AMENDMENTS OF FINANCING DOCUMENTS REQUIRING CONSENT OF OWNERS OF THE BONDS. Except as provided in Section 11.2 hereof, the Authority and the Trustee shall not consent to any amendment, change or modification of the Financing Documents, including the substitution of an assignee for the Borrower and the release of the Borrower from the obligations of the Financing Documents, without mailing of notice and the written approval or consent of the Bond Insurer, unless the Bond Insurer is in default under the Bond Insurance Policy, in which case such amendment, change or modification shall require the mailing of notice and the written approval or consent of the owners of not less than 51% in aggregate principal amount of the Bonds at the time Outstanding and so affected given and procured as in Section 10.3 hereof provided. If at any time the Borrower or a subsequent user of the Project shall request the consent of the Trustee to any such proposed amendment, change or modification, the Trustee shall cause notice of such proposed amendment, change or modification to be mailed in the same manner as is provided in Article X hereof with respect to Supplemental Indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by the Bond Insurer or all owners of the Bonds, as the case may be.

                                   ARTICLE XII
                             DISCHARGE OF INDENTURE

         SECTION 12.1. DEFEASANCE. (A) If the Authority shall pay or cause to be paid, or there shall otherwise be paid, to the owners of all Bonds the principal or Redemption Price, if applicable, interest and all other amounts due or to become due thereon or in respect thereof, and all other amounts due or to become due under the Financing Documents, at the times and in the manner stipulated therein and in this Indenture, and if all the fees, expenses and advances of the Trustee and all Paying Agents have been paid, then the pledge of any revenues or receipts from or in connection with the Financing Documents or the Project under this Indenture and the estate and rights hereby granted, and all covenants, agreements and other obligations of the Authority to the owners of the Bonds hereunder shall thereupon cease, terminate and become void and be discharged and satisfied and such Bonds shall thereupon cease to be entitled to any lien, benefit or security hereunder, except as to moneys or securities held by the Trustee or the Paying Agents as provided below in this subsection. At the time of such cessation, termination discharge and satisfaction, (1) the Trustee shall cancel and discharge the lien of this Indenture and execute and deliver to the Borrower all such instruments as may be appropriate to satisfy such lien and to evidence such discharge and satisfaction, and (2) the Trustee, the Authority and the Paying Agents shall pay over or deliver to the Borrower or on its order all moneys or securities held by them pursuant to the Indenture which are not required (a) for the payment of principal or Redemption Price, if applicable, or interest on Bonds not theretofore surrendered for such payment or redemption, or
(b) for the payment of all such other amounts due or to become due under the Financing Documents.

         (B) Bonds or interest installments for the payment or redemption of which moneys (or Federal Securities, the principal of and interest on which when due, together with the moneys, if any, set aside at the same time, will provide funds sufficient for such payment or redemption) shall then be set aside and held in trust by the Trustee or Paying Agents, whether at or prior to the maturity or the redemption date of such Bonds, shall be deemed to have been paid within the meaning and with the effect expressed in subsection (A) of this Section, if (a) in case any such Bonds are to be redeemed prior to maturity, all action necessary to redeem such Bonds shall have been taken and notice of such redemption shall have been duly given or provision satisfactory to the Trustee shall have been made for the giving of such notice, and (b) if the maturity or redemption date of any such Bond shall not then have arrived, provision shall have been made by deposit with the Trustee or other methods satisfactory to the Trustee for the payment to the owners of any such Bonds upon surrender thereof, whether or not prior to the maturity or redemption date thereof, of the full amount to which they would be entitled by way of principal or Redemption Price and interest and all other amounts then due under the Financing Documents to the date of such maturity or redemption, and provision satisfactory to the Trustee shall have been made for the mailing of a notice to the owners of such Bonds that such moneys are so available for such payment.

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                                  ARTICLE XIII
                               GENERAL PROVISIONS

         SECTION 13.1. NOTICES. (A) Any notice, request, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by telegram, addressed as follows: if to the Authority, at 999 West Street, Rocky Hill, Connecticut 06067, Attention: Program Manager - Loan Administration; if to the Borrower, 93 Main Street, Clinton, Connecticut 06413, Attention: Vice President-Chief Financial Officer and Treasurer; if to the Trustee, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103,
Attention: Corporate Trust Administration; and if to the Bond Insurer, 1221 Avenue of the Americas, New York, New York 10020, Attention: Surveillance. A duplicate copy of each notice required to be given hereunder by the Trustee to either the Authority or the Borrower, shall also be given to the other. In addition, copies of all amendments to this Indenture which are consented to by the Bond Insurer, shall be sent to S&P. Any notice party may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         (B) Notice hereunder may be waived prospectively or retrospectively by the person entitled to such notice, but no waiver shall affect any notice requirement as to other persons.

         SECTION 13.2. COVENANT AGAINST DISCRIMINATION. The Trustee agrees and warrants that in the performance of this Indenture it will not discriminate against any person or group of persons on the grounds of race, color, religion, national origin, age, sex, sexual orientation, marital status, physical or learning disability, political beliefs, mental retardation, or history of mental disorder in any manner prohibited by the laws of the United States or of the State.

         SECTION 13.3. RIGHTS OF BOND INSURER. (A) Notwithstanding anything to the contrary contained herein, so long as the Bond Insurer is not in default on its payment obligations under the Bond Insurance Policy, such Bond Insurer shall at all times be deemed to be the exclusive owner of the Bonds insured pursuant to the Bond Insurance Policy issued by such Bond Insurer for the purposes of all approvals, consents, waivers or institution of any action and the direction of all remedies. To the extent that the Bond Insurer makes payment of principal of or interest on the Bonds, it shall become the owner of such Bonds, or shall be entitled to the right to payment of principal of or interest on such Bonds and shall be fully subrogated to all of the registered owner's rights thereunder, including the registered owner's right to payment thereof. To evidence such subrogation (i) in the case of subrogation as to claims for past due interest, the Trustee shall note the Bond Insurer's rights as subrogee on the registration books of the Authority maintained by the Trustee upon receipt of proof from the Bond Insurer as to payment of interest thereon to the registered owners of the Bonds, and (ii) in the case of subrogation as to claims for past due principal, the Trustee shall note the Bond Insurer's rights as subrogee on the registration books of the Authority maintained by the Trustee upon receipt of proof from the Bond Insurer of the surrender or transfer of the Bonds by the registered owners thereof to the Bond Insurer. The Trustee shall deliver to the Bond Insurer or its designated agent a document in form and substance acceptable to the Trustee and the Bond Insurer or its designated agent confirming such subrogation rights.

         (B) In the event that the principal of and/or interest on the Bonds shall be paid by the Bond Insurer pursuant to the terms of the Bond Insurance Policy, the Bonds shall remain Outstanding, the assignment and pledge of the trust estate and all covenants, agreements and other obligations of the Authority to the registered owners shall continue to exist and the Bond Insurer shall be fully subrogated to all of the rights of such registered owners in accordance with the terms and conditions of subparagraph (A) above and the Bond Insurance Policy.

         (C) Notwithstanding any provision in this Indenture or the Agreement to the contrary, the Bond Insurer shall have no rights under this Indenture or the Agreement, other than rights of subrogation as herein provided to the extent that the Bond Insurer has made payments under the Bond Insurance Policy, in the event that the Bond Insurance Policy is not in effect or the Bond Insurer is in default on its payment obligations under the Bond Insurance Policy.

         SECTION 13.4. BOND INSURER CONSENT. Notwithstanding any other provisions of this Indenture, unless the Bond Insurer is in default under the Bond Insurance Policy, the consent of the owners of Bonds for which a Bond Insurance Policy has been issued shall for purposes of this Indenture be deemed to have been obtained when the consent of the Bond Insurer is obtained, except in the cases where approval of all Bondowners is required as provided in Section
10.3 (A) hereof, in which case the consents of the Bondowners and the Bond Insurer shall be required. Notwithstanding any provision in this Indenture or the Agreement to the contrary, all provisions in this Indenture or the Financing Documents requiring the consent of the Bond Insurer shall have no force and effect if the Bond Insurance Policy is not in effect or if the Bond Insurer is in default under such Bond Insurance Policy.

         SECTION 13.5. NOTICES TO THE BOND INSURER. While the Bond Insurance Policy is effect, the Trustee shall furnish to the Bond Insurer a copy of any notice to be given to the registered owners of the Bonds or any other party to this Indenture, including, without limitation, notice of any redemption of or defeasance of Bonds, and any certificate rendered pursuant to this Indenture relating to the security for the Bonds; and such additional information it may reasonably request.

         Notwithstanding any other provision of this Indenture, the Trustee shall immediately notify the Bond Insurer at any time there are insufficient moneys to make any payments of principal and/or interest as required and immediately upon the occurrence of any Event of Default hereunder.

         SECTION 13.6. PARTIES INTERESTED HEREIN. Except as otherwise specifically provided herein, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon, or to give to, any person or entity, other than the Authority, the Trustee, the Bond Insurer, the Borrower, the Paying Agent and the registered owners of the Bonds, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Authority shall be for the sole and exclusive benefit of the Authority, the Trustee, the Bond Insurer, the Borrower, the Paying Agent and the registered owners of the Bonds.

         SECTION 13.7. BOND INSURER AS THIRD PARTY BENEFICIARY. To the extent that this Indenture confers upon or gives or grants to the Bond Insurer any right, remedy or claim under or by reason of this Indenture, the Bond Insurer is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

         SECTION 13.8. EFFECTIVE DATE; COUNTERPARTS. This Indenture shall become effective on delivery. It may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 13.9. DATE FOR IDENTIFICATION PURPOSES ONLY. The date of this Indenture shall be for identification purposes only and shall not be construed to imply that this Indenture was executed on such date.

         SECTION 13.10. SEPARABILITY OF INVALID PROVISIONS. In case any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, but this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, the Connecticut Development Authority has caused these presents to be signed in its name and behalf by an Authorized Representative, and to evidence its acceptance of the trusts hereby created, U.S. Bank National Association, has caused these presents to be signed in its name and behalf by its duly authorized officer, as of the date first above written.

                                  CONNECTICUT DEVELOPMENT AUTHORITY

                                  By __________________________
                                     Name: Francis T. Gagliardo
                                     Authorized Representative

                                  U.S. BANK NATIONAL ASSOCIATION

                                  By __________________________
                                     Name: Cauna M. Silva
                                     Title: Vice President

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